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                                                                   EXHIBIT 10.28

                                  3/5/04 DRAFT

                            ROADWAY LLC PENSION PLAN

               (Amended and Restated Effective December 11, 2003)

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                            ROADWAY LLC PENSION PLAN

               (Amended and Restated Effective December 11, 2003)

                                TABLE OF CONTENTS

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ARTICLE I PRELIMINARY MATTERS....................................................................       1
         1.1.     Discretionary Powers...........................................................       1
         1.2.     Construction...................................................................       1

ARTICLE II DEFINITIONS...........................................................................       2
         2.1.     Generally......................................................................       2
         2.2.     Accrued Benefit................................................................       2
         2.3.     Actuarial (or Actuarially) Equivalent..........................................       2
         2.4.     Actuary........................................................................       2
         2.5.     Average Annual Compensation....................................................       2
         2.6.     Beneficiary....................................................................       3
         2.7.     Board of Directors.............................................................       3
         2.8.     Capped Participant.............................................................       3
         2.9.     Code...........................................................................       3
         2.10.    Committee or Administrative Committee..........................................       3
         2.11.    Company........................................................................       3
         2.12.    Compensation...................................................................       3
         2.13.    Controlled Group...............................................................       4
         2.14.    Controlled Group Member........................................................       4
         2.15.    Covered Employee...............................................................       4
         2.16.    Death Beneficiary..............................................................       4
         2.17.    Earliest Retirement Age........................................................       4
         2.18.    Effective Date.................................................................       5
         2.19.    Eligible Employee..............................................................       5
         2.20.    Eligible Rollover Distribution.................................................       5
         2.21.    Employee.......................................................................       5
         2.22.    Employer.......................................................................       5
         2.23.    Employment Commencement Date...................................................       6
         2.24.    ERISA..........................................................................       6
         2.25.    Exempt Participant.............................................................       6
         2.26.    Fiduciary......................................................................       6
         2.27.    Final Average Annual Compensation..............................................       6
         2.28.    Highly Compensated Employee....................................................       6
         2.29.    Hour of Service................................................................       7
         2.30.    Instrument of Adoption.........................................................       7
         2.31.    Named Fiduciary................................................................       7
         2.32.    Non-Exempt Participant.........................................................       7
         2.33.    Normal Retirement Date.........................................................       7
         2.34.    1-Year Break in Service........................................................       7
         2.35.    Participant....................................................................       8
         2.36.    Pension Commencement Date......................................................       8
         2.37.    Period of Service..............................................................       8
         2.38.    Period of Severance and Severance Date.........................................       9
         2.39.    Plan...........................................................................       9
         2.40.    Plan Administrator.............................................................       9
         2.41.    Plan Year......................................................................      10
         2.42.    Predecessor Employer...........................................................      10
         2.43.    Prior Plan.....................................................................      10
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         2.44.    Qualified Joint and Survivor Annuity...........................................      10
         2.45.    Qualified Pre-retirement Survivor Annuity......................................      10
         2.46.    Reemployment Commencement Date.................................................      10
         2.47.    Retired Participant............................................................      10
         2.48.    Service........................................................................      10
         2.49.    Social Security Retirement Age.................................................      10
         2.50.    Spouse.........................................................................      10
         2.51.    Temporary or Casual Employee...................................................      11
         2.52.    Trust..........................................................................      11
         2.53.    Trust Agreement................................................................      11
         2.54.    Trust Fund.....................................................................      11
         2.55.    Trustee........................................................................      11
         2.56.    Year of Service................................................................      11

ARTICLE III ELIGIBILITY AND PARTICIPATION........................................................      13
         3.1.     Conditions of Eligibility......................................................      13
         3.2.     Duration of Participation......................................................      13
         3.3.     Loaned Participants............................................................      13
         3.4.     No Commencement of Participation After December 31, 2003.......................      13

ARTICLE IV BENEFITS..............................................................................      14
         4.1.     Normal Retirement Benefit......................................................      14
         4.2.     Early Retirement Benefit.......................................................      16
         4.3.     Disability Retirement Benefit..................................................      17
         4.4.     Termination Prior to Retirement................................................      18
         4.5.     Surviving Spouse Benefit.......................................................      19
         4.6.     Qualified Pre-retirement Survivor Annuity......................................      19
         4.7.     No Duplication of Benefits.....................................................      21
         4.8.     Benefit Adjustment for Military Service........................................      21
         4.9.     Provision Pursuant to Internal Revenue Code Section 415(b).....................      22
         4.10.    Provision Pursuant to Internal Revenue Code Section 415(e).....................      23
         4.11.    Other Internal Revenue Code Section 415 Provisions.............................      24
         4.12.    Forfeitures....................................................................      24

ARTICLE V FORM AND PAYMENT OF BENEFITS...........................................................      25
         5.1.     Application for Pensions.......................................................      25
         5.2.     Normal Form of Payment (Including Qualified Joint and Survivor Annuity)........      25
         5.3.     Optional Forms of Benefits.....................................................      27
         5.4.     Optional Forms - General.......................................................      29
         5.5.     Immediate Distributions........................................................      29
         5.6.     Payment of Pensions............................................................      29
         5.7.     Reemployment of Retired Participants...........................................      30
         5.8.     Latest Time for Distribution...................................................      31
         5.9.     Provision Pursuant to Internal Revenue Code Section 401(a)(15).................      32

ARTICLE VI EMPLOYER CONTRIBUTIONS................................................................      33
         6.1.     No Contributions by Employees..................................................      33
         6.2.     Contributions to the Trust Fund................................................      33
         6.3.     Return of Contributions to Employers...........................................      33
         6.4.     Funding Policy.................................................................      33
         6.5.     No Duty to Enforce Payment.....................................................      33

ARTICLE VII ADMINISTRATION OF THE PLAN AND FIDUCIARY RESPONSIBILITIES............................      34
         7.1.     Responsibility for Administration..............................................      34
         7.2.     Named Fiduciaries..............................................................      34
         7.3.     Delegation of Fiduciary Responsibilities.......................................      34
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         7.4.     Immunities.....................................................................      34
         7.5.     Limitation on Exculpatory Provisions...........................................      35
         7.6.     Administrative Committee - Organization........................................      35
         7.7.     Compensation...................................................................      35
         7.8.     Qualification..................................................................      35
         7.9.     Interpretation of the Plan and Findings of Facts...............................      35
         7.10.    Operation of the Committee.....................................................      35
         7.11.    Correction of Errors...........................................................      36

ARTICLE VIII CLAIMS PROCEDURES...................................................................      37
         8.1.     Claims.........................................................................      37
         8.2.     Review of Claims...............................................................      37
         8.3.     Delegation of Committee's Duties...............................................      38

ARTICLE IX AMENDMENT AND TERMINATION.............................................................      39
         9.1.     Right to Amend or Terminate....................................................      39
         9.2.     Procedure for Termination or Amendment.........................................      39
         9.3.     Distribution Upon Termination..................................................      39
         9.4.     Amendment Changing Vesting Schedule............................................      39
         9.5.     Nonforfeitable Amounts.........................................................      39
         9.6.     Prohibition on Decreasing Accrued Benefits.....................................      40

ARTICLE X LIMITATION ON BENEFITS OF CERTAIN PARTICIPANTS.........................................      41
         10.1.    Restriction of Benefits on Plan Termination....................................      41
         10.2.    Restriction on Plan Distribution...............................................      41
         10.3.    Miscellaneous Provisions.......................................................      41

ARTICLE XI MISCELLANEOUS.........................................................................      42
         11.1.    Employment Not Affected........................................................      42
         11.2.    Inalienability.................................................................      42
         11.3.    Incapacity to Receive Payment..................................................      42
         11.4.    Unclaimed Benefits.............................................................      42
         11.5.    Dissolution, Merger or Consolidation of the Company............................      42
         11.6.    Action by the Company..........................................................      43
         11.7.    Limitation to Rights Created Under the Plan....................................      43
         11.8.    Recourse Against Officers, Directors or Stockholders...........................      43
         11.9.    Interpretation.................................................................      43
         11.10.   Severability...................................................................      43
         11.11.   Counterparts...................................................................      43
         11.12.   Plan Merger or Transfer of Assets..............................................      43
         11.13.   Indemnification................................................................      43
         11.14.   Service of Process/Necessary Parties...........................................      44
         11.15.   EGTRRA.........................................................................      44

ARTICLE XII ADOPTION OF PLAN BY CONTROLLED GROUP MEMBERS.........................................      45
         12.1.    Adoption Procedure.............................................................      45
         12.2.    Effect of Adoption by a Controlled Group Member................................      45
         12.3.    Withdrawal of an Employer......................................................      45

ARTICLE XIII TOP-HEAVY PLAN PROVISIONS...........................................................      46
         13.1.    Definitions....................................................................      46
         13.2.    Determination of Top-Heavy Status..............................................      47
         13.3.    Determination of Extra Top-Heavy Status  Effective prior to January 1, 2000,...      47
         13.4.    Top-Heavy Plan Requirements....................................................      48
         13.5.    Minimum Vesting Requirement....................................................      48
         13.6.    Minimum Benefit Requirement....................................................      48
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         13.7.    Adjustment to Maximum Benefits and Allocations.................................      49
         13.8.    Coordination With Other Plans..................................................      49
         13.9.    Certain Changes Effective January 1, 2002......................................      49

ARTICLE XIV TRANSFERS OF EMPLOYMENT STATUS.......................................................      51
         14.1.    Transfer from Non-Exempt Status to Exempt Status...............................      51
         14.2.    Transfer from Exempt Status to Non-Exempt Status...............................      51
         14.3.    Re-hire of Non-Exempt Participants on or after January 1, 2000.................      51
         14.4.    Transfer from Non-Exempt Status to Union Status................................      51
         14.5.    Transfer from Exempt Status to Union Status....................................      52
         14.6.    Transfer from Union Status to Non-Union Status.................................      52
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

                            ROADWAY LLC PENSION PLAN

               (Amended and Restated Effective December 11, 2003)

                  THIS PLAN is amended and restated this __ day of March, 2004 to be effective as of December 11, 2003 by Yellow Roadway Corporation, a Delaware corporation.

                  As a result of the acquisition of Roadway Corporation (the former Plan sponsor) by Yellow Roadway Corporation effective December 11, 2003, Roadway Corporation merged with and into Yankee, LLC, a Delaware corporation and wholly owned subsidiary of Yellow Roadway Corporation, changed its name to "Roadway LLC," and transferred sponsorship of the Plan to Yellow Roadway Corporation.

                  Yellow Roadway Corporation hereby adopts this amended and restated Plan, effective December 11, 2003, which, among other things, changes the name of the Plan to the "Roadway LLC Pension Plan" and, effective January 1, 2004, limits participation in the Plan to those Employees described in Section 3.4(d) of the Plan.

                  This amendment and restatement of the Plan is effective December 11, 2003. However, certain provisions of this amendment and restatement of the Plan are effective as of some other date. The provisions of this amendment and restatement of the Plan which are effective prior to December 11, 2003 shall be deemed to amend the corresponding provisions of the Plan as in effect before this amendment and restatement and all amendments thereto. Events occurring before the applicable effective date of any provision of this amendment and restatement of the Plan shall be governed by the applicable provision of the Plan in effect on the date of the event.

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                                   ARTICLE I

                               PRELIMINARY MATTERS

         1.1.     Discretionary Powers

                  All discretionary powers granted hereunder shall be exercised in a uniform, nondiscriminatory manner.

         1.2.     Construction

                  (a) Unless the context otherwise indicates, the masculine wherever used herein shall include the feminine and neuter, the singular shall include the plural and words such as "herein," "hereof," "hereby," "hereunder" and words of similar import refer to the Plan as a whole and not to any particular part thereof.

                  (b) Wherever the word "person" appears in the Plan, it shall refer to both natural and legal persons.

                  (c) A number of the provisions of the Plan are designed to contain provisions required or contemplated by certain federal laws and/or regulations thereunder. All such provisions are intended to have the meaning required or contemplated by such provisions of such law or regulations and shall be construed in accordance with valid regulations and valid published governmental rulings and interpretations of such provisions. In applying such provisions of the Plan, each Fiduciary may rely (and shall be protected in relying) on any determination or ruling made by any agency of the United States Government that has authority to issue regulations, rulings or determinations with respect to the federal law thus involved.

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                                   ARTICLE II

                                   DEFINITIONS

         2.1.     Generally

                  The following terms, when used with initial capital letters, unless the context clearly indicates otherwise, shall have the following respective meanings.

         2.2.     Accrued Benefit

                  "Accrued Benefit" means the amount of a pension to which a Participant is entitled under the terms of the Plan on any date (determined without regard to vesting requirements) expressed as an annual benefit payable in the form of a single life annuity (without ancillary benefits) commencing on the Participant's Normal Retirement Date.

         2.3.     Actuarial (or Actuarially) Equivalent

                  (a) "Actuarial Equivalent" means a benefit of equivalent actuarial value when computed on the basis of the actuarial factors, assumptions and procedures approved from time to time by the Committee upon the advice of the Actuary.

                  (b) Except as provided in Subsection (c) of this Section, Actuarially Equivalent benefits under the Plan shall be determined using the UP-1984 Table and an interest rate of five percent (5%) per annum, compounded annually.

                  (c)      For determinations involving lump sum equivalents:
(i) the Applicable Interest Rate to be used for distributions (x) made prior to January 1, 2000 shall be the annual rate of interest on thirty (30) year Treasury securities for the November before the Plan Year in which the Participant's Pension Commencement Date occurs; (y) made during the period commencing on January 1, 2000 and ending on March 31, 2001 shall be the lesser of the annual rate of interest on thirty (30) year Treasury securities for the November before the Plan Year in which the Participant's Pension Commencement Date occurs or the annual rate of interest on thirty (30) year Treasury securities for the August before the Plan Year in which the Participant's Pension Commencement Date occurs; and (z) after March 31, 2001 shall be the annual rate of interest on thirty (30) year Treasury securities for the August before the Plan Year in which the Participant's Pension Commencement Date occurs; and (ii) the Applicable Mortality Table to be used shall be the mortality table prescribed by the Secretary of the Treasury pursuant to Code
Section 417(e)(3)(A)(ii)(I).

         2.4.     Actuary

                  "Actuary" means an individual actuary who is an enrolled actuary under the provisions of ERISA Section 3042 or a firm of actuaries, at least one of whose members is such an enrolled actuary, which individual or firm is selected from time to time by the Committee to provide actuarial services in connection with the Plan.

         2.5.     Average Annual Compensation

                  (a) "Average Annual Compensation" means the annual average of Compensation received by a Participant from an Employer during the final two hundred forty (240) consecutive months in which he is a Covered Employee. Notwithstanding the foregoing, for purposes of determining a Participant's Average Annual Compensation, (i) the annual average of Compensation received by a Participant from an Employer during the 1980 through 1984 calendar years in which he was a Covered Employee shall be treated as his Compensation for each calendar year prior to the 1980 calendar year, and (ii) no period during which a Participant is on a leave of absence and receives less than 100% of his basic rate of Compensation shall be considered.

                  (b) For purposes of determining the Compensation that applies to a particular month, the following rules shall apply: (i) if the latest months considered equal only a portion of a calendar year, the actual Compensation for those months will be used, (ii) if any months considered equal an entire calendar year, the actual

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Compensation for that year will be used, and (iii) if the earliest months considered equal only a portion of a calendar year, a proration of the Compensation for that year will be used, based on the number of months under consideration.

                  (c) For purposes of determining a Participant's Average Annual Compensation, to the extent necessary, months and "compensation" (as defined in the Prior Plan) attributable to periods prior to January 1, 1996, while the Participant was a "covered employee" under the Prior Plan (as defined in the Prior Plan) shall be taken into account.

         2.6.     Beneficiary

                  "Beneficiary" means the Participant's Death Beneficiary or any other person entitled to receive benefits under this Plan by reason of a Participant's death.

         2.7.     Board of Directors

                  "Board of Directors" means the Board of Directors, or the Compensation Committee of the Board of Directors, of the Company.

         2.8.     Capped Participant

                  "Capped Participant" means a Participant who was a Covered Employee on December 31, 1993 under the Prior Plan and whose Accrued Benefit under the Prior Plan as of December 31, 1993 is based on Compensation in excess of the limitation set forth in Code Section 401(a)(17) as in effect on the day after such date.

         2.9.     Code

                  "Code" means the Internal Revenue Code of 1986, as amended.

         2.10.    Committee or Administrative Committee

                  "Committee" or "Administrative Committee" means the committee established by the Board of Directors under Section 7.6 to administer the Plan. The Committee shall be a Named Fiduciary hereunder and, effective as of January 1, 2003, the Plan Administrator.

         2.11.    Company

                  "Company" means Roadway Corporation, a Delaware corporation. For periods prior to January 1, 2003, the Company shall be the Plan Administrator and a Named Fiduciary hereunder. Effective December 11, 2003, the term "Company" means Yellow Roadway Corporation, a Delaware corporation.

         2.12.    Compensation

                  (a) "Compensation" means the base pay of an Employee paid by the Controlled Group in a calendar year plus overtime compensation, cash incentive compensation and vacation compensation paid to that Employee, but excluding (i) any payments of cash incentive compensation made after the calendar year of the Employee's termination of employment with the Controlled Group, (ii) payments of vacation compensation made after the Employee's termination of employment with the Controlled Group to an Employee who is not entitled to a retirement benefit pursuant to Section 4.1 or 4.2, (iii) effective as of January 1, 2000, payments pursuant to the Century Bonus Program, (iv) payments pursuant to a tax equalization, relocation or cost of living program, an expatriate program or any similar programs or arrangements and (v) other extra or contingent compensation including signing bonuses. Notwithstanding the foregoing, Compensation shall include any pay that would have been paid to such Employee had he not signed a salary deferral agreement that satisfies the requirements of Code Section 401(k), 125, 129 or 132(f).

                  (b) Notwithstanding the foregoing, Compensation of any Employee taken into account for any purpose for any Plan Year shall not exceed
(i) One Hundred Fifty Thousand Dollars ($150,000) for Plan Years

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beginning before January 1, 2002, or (ii) Two Hundred Thousand Dollars
($200,000) for Plan Years beginning on and after January 1, 2002, as adjusted by the Secretary of the Treasury for increases in the cost of living in accordance with Code Section 401(a)(17). In applying the Code Section 401(a)(17) limit for all Plan Years up to and including the 1993 Plan Year, the Code Section 401(a)(17) limit in effect during the Year of calculation shall be applied for all purposes when calculating a Participant's Accrued Benefit. In determining benefit accruals in Plan Years beginning on and after January 1, 2002, the foregoing compensation limit in this Section 2.12(b) for Plan Years beginning after December 31, 1993 and before January 1, 2002 shall be Two Hundred Thousand Dollars ($200,000).

         2.13.    Controlled Group

                  "Controlled Group" means the Company and any and all other corporations, trades and/or businesses, the employees of which, together with employees of the Company, are required by Code Section 414 to be treated as if they were employed by a single employer. For purposes of Sections 4.9 and 4.10, "Controlled Group" shall be interpreted in accordance with Code Section 415(h).

         2.14.    Controlled Group Member

                  "Controlled Group Member" means each corporation or unincorporated trade or business that is or was a member of the Controlled Group, but only during such period as it is or was such a member of the Controlled Group.

         2.15.    Covered Employee

                  "Covered Employee" means any Employee of an Employer who is compensated on a salaried or hourly-rated basis and who is in a class or group to which the Employer has extended eligibility for participation in the Plan, excluding, however, any Employee who (a) is included in a collective bargaining unit (either directly or through an employer's association) unless the collective bargaining agreement expressly provides that the Employee is to be eligible under the Plan, (b) is a non-resident alien (other than an alien who is only temporarily located outside of the United States), or (c) is a leased employee (as defined in Section 2.21).

         2.16.    Death Beneficiary

                  "Death Beneficiary" means the person or persons designated by a Participant as his Death Beneficiary under the Plan by written instrument signed by the Participant and filed, before the Participant's death, with the Plan Administrator. Such designation may be revoked or changed (without the consent of any previously designated Death Beneficiary, except as expressly provided in this Section) only by a written instrument (in the form provided by the Plan Administrator) signed by the Participant and filed with the Plan Administrator before the Participant's death. A designation by a married Participant of a person other than his Spouse as Death Beneficiary shall not take effect unless the Participant's Spouse consents in writing thereto. A Spouse's consent required by this Section shall (a) be signed by the Spouse, (b) acknowledge the effect of such consent, (c) be witnessed by a notary public, (d) be effective only with respect to such Spouse and (e) designate a Death Beneficiary that cannot be changed without spousal consent. Such consent is not required if it is established to the satisfaction of the Committee that the consent cannot be obtained because there is no Spouse, because the Spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations. In default of such a designation and at any other time when there is no existing Death Beneficiary designated by the Participant, his Death Beneficiary shall be determined by the Committee in the following order: his Spouse, if still living at the date of the Participant's death, and, if the Spouse is not living, then his estate. If a person designated by a Participant as his Death Beneficiary ceases to exist prior to or on the date of the Participant's death, the Death Beneficiary shall not be entitled to any part of any payment thereafter to be made to the Participant's Death Beneficiary unless the Participant's designation specifically provides to the contrary.

         2.17.    Earliest Retirement Age

                  "Earliest Retirement Age" means the first date on which a Participant is entitled to receive a pension hereunder, or would be entitled to receive a pension hereunder if he terminated employment with the

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Controlled Group or retired on or before such date, assuming, in the case of a deceased Participant, that he had not died.

         2.18.    Effective Date

                  "Effective Date" means January 1, 1996. The effective date of this amendment and restatement of the Plan is December 11, 2003.

         2.19.    Eligible Employee

                  "Eligible Employee" means an Employee who is eligible for participation in the Plan in accordance with Article III.

         2.20.    Eligible Rollover Distribution

                  "Eligible Rollover Distribution" means any distribution from the Plan to a Participant, except (a) any distribution required under Code
Section 401(a)(9), (b) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten (10) or more years, (c) any distribution if it and all other Eligible Rollover Distributions to the Participant during the calendar year are reasonably expected to total less than Two Hundred Dollars ($200.00), (d) effective as of January 1, 1999, any "hardship" distribution (as defined in Code Section 401(k)), (e) for periods prior to January 1, 2002, the portion of a distribution not includible in gross income, and (f) such other amounts specified in Treasury Regulations or Internal Revenue Service rulings, notices or announcements issued under Code Section 402(c).

         2.21.    Employee

                  "Employee" means any person who is subject to the dominion and control of a Controlled Group Member with respect to the type, kind, nature and scope of employment services furnished and to the extent required by Code
Section 414(n), any person who is a "leased employee" of a Controlled Group Member. Effective as of January 1, 1997, for purposes of this Section, a "leased employee" is any person who, pursuant to an agreement between a Controlled Group Member and any other person ("leasing organization"), has performed services for the Controlled Group Member on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction and control of the Controlled Group Member. Contributions or benefits provided to a leased employee by the leasing organization that are attributable to services performed for a Controlled Group Member will be treated as provided by the Controlled Group Member. A leased employee will not be considered an Employee of a Controlled Group Member, however, if (a) leased employees do not constitute more than twenty percent (20%) of the Controlled Group Member's nonhighly compensated work force (within the meaning of Code Section 414(n)(5)(C)(ii)) and (b) such leased employee is covered by a money purchase pension plan maintained by the leasing organization that provides (i) a nonintegrated employer contribution rate of at least ten percent (10%) of Compensation, (ii) immediate participation and (iii) full and immediate vesting.

         2.22.    Employer

                  "Employer" means Roadway LLC and any other Controlled Group Member that adopts the Plan as specified in Article XII. However, any person that adopts the Plan and thereafter ceases to exist, ceases to be a member of the Controlled Group or withdraws or is eliminated from the Plan, shall not thereafter be an Employer. The Employers under the Plan are listed on Exhibit A, which may be amended by the Administrative Committee from time to time.

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         2.23.    Employment Commencement Date

                  "Employment Commencement Date" means the date on which an Employee first performs an Hour of Service for a Controlled Group Member.

         2.24.    ERISA

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         2.25.    Exempt Participant

                  Effective as of January 1, 1999, "Exempt Participant" means a Participant who is classified as exempt by his Employer.

         2.26.    Fiduciary

                  "Fiduciary" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of the Trust Fund, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to the Trust Fund, or has authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan or the Trust Fund. The term "Fiduciary" shall also include any person to whom a Named Fiduciary delegates any of his fiduciary responsibilities hereunder in accordance with the provisions of the Plan, as long as such designation is in effect.

         2.27.    Final Average Annual Compensation

                  (a) "Final Average Annual Compensation" means the annual average of Compensation received by a Participant from an Employer during the final sixty (60) consecutive months in which he is a Covered Employee. Notwithstanding the foregoing, for purposes of determining a Participant's Final Average Annual Compensation, no period during which a Participant is on a leave of absence and receives less than 100% of his basic rate of Compensation shall be considered.

                  (b) For purposes of determining the Compensation that applies to a particular month, the following rules shall apply: (i) if the latest months considered equal only a portion of a calendar year, the actual Compensation for those months will be used, (ii) if any months considered equal an entire calendar year, the actual Compensation for that year will be used, and
(iii) if the earliest months considered equal only a portion of a calendar year, a proration of the Compensation for that year will be used, based on the number of months under consideration.

                  (c) For purposes of determining a Participant's Final Average Annual Compensation, to the extent necessary, months and "compensation" (as defined in the Prior Plan) attributable to periods prior to January 1, 1996 while the Participant was a "covered employee" under the Prior Plan (as defined in the Prior Plan) shall be taken into account.

         2.28.    Highly Compensated Employee

                  (a) Effective as of January 1, 1997, "Highly Compensated Employee" means, for a particular Plan Year, any Employee who, during the current or preceding Plan Year, (i) was at any time a five percent (5%) owner (as such term is defined in Code Section 416(i)(1)), or (ii) for the preceding Plan Year received compensation from the Controlled Group in excess of $80,000 (as adjusted under Code Section 414(q)(1)), and was in the top-paid group of Employees for such Plan Year.

                  (b) "Highly Compensated Employee" shall include a former Employee whose termination of employment with the Controlled Group occurred prior to the Plan Year and who was a Highly Compensated Employee for the Plan Year in which his termination of employment occurred or for any Plan Year ending on or after his fifty-fifth (55th) birthday.

                  (c) For purposes of this Section, (i) the term "compensation" shall mean, for the period prior to January 1, 1998, the sum of an Employee's compensation under Section 4.11(b) and elective or salary reduction contributions pursuant to a 401(k) Plan, a cafeteria plan under Code
Section 125 or a tax sheltered annuity under Code Section 403(b) (subject to the limitations described in Section 2.12(b)), and for the period commencing on and after January 1, 1998, an Employee's compensation under Section 4.11(b) (subject to the limitation described in Section 2.12(b)) and (ii) the term "top-paid group of Employees" shall mean that group of Employees of the Controlled Group consisting of the top twenty percent (20%) of such Employees when ranked on the basis of compensation paid by the Controlled Group during the preceding Plan Year.

         2.29.    Hour of Service

                  (a) "Hour of Service" means an hour for which an Employee is paid, or entitled to payment, by one or more Controlled Group Members for the performance of duties as an Employee and, with respect to a Temporary or Casual Employee, shall be determined in accordance with the provisions of 29 C.F.R.
Section 2530.200b-2(a) and (b), which provisions are incorporated herein by reference.

                  (b) For purposes of determining the Hours of Service of a Temporary or Casual Employee, Hours of Service shall be credited to eligibility computation periods and Plan Years in accordance with the provisions of 29 C.F.R. Section 2530.200b-2(c), which provisions are incorporated herein by reference.

                  (c) Anything in the Plan to the contrary notwithstanding, for purposes of determining the Hours of Service of a Temporary or Casual Employee, such Employee shall be credited with such Hours of Service not otherwise credited to him under the Plan as may be required by any applicable law.

         2.30.    Instrument of Adoption

                  "Instrument of Adoption" means the instrument referred to in
Section 12.1 by which a corporation or other business organization adopts the Plan and designates a group or groups of its Employees as Covered Employees under the Plan.

         2.31.    Named Fiduciary

                  "Named Fiduciary," within the meaning of ERISA Section 402, means the Committee, the Trustee and each other person designated as a Named Fiduciary by the Company pursuant to the power of delegation reserved to the Committee in Section 7.3.

         2.32.    Non-Exempt Participant

                  Effective as of January 1, 1999, "Non-Exempt Participant" means a Participant who is classified as non-exempt by his Employer.

         2.33.    Normal Retirement Date

                  "Normal Retirement Date" means the first day of the calendar month coinciding with or next following the later of (a) the date on which a Participant attains his sixty-fifth (65th) birthday, or (b) the earlier of the fifth (5th) anniversary of the date on which a Participant commences participation in the Plan or commenced participation in the Prior Plan, or completion of five (5) Years of Service. For Employees hired before January 1, 1994, "Normal Retirement Date" means the first day of the calendar month coinciding with or next following the date on which a Participant attains his sixty-fifth (65th) birthday.

         2.34.    1-Year Break in Service

                  (a) "1-Year Break in Service" means a twelve (12) month period beginning on an Employee's Severance Date and ending on the first anniversary of such Date, provided that during such period the Employee does not perform an Hour of Service.

                  (b) If an Employee is absent from work for any period due to (i) the pregnancy of the Employee, (ii) the birth of a child of the Employee,
(iii) the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (iv) caring for a child for a period beginning immediately following the birth or placement of such child, such Employee shall not, solely by reason of such absence, be considered to have incurred a Period of Severance until the expiration of the twenty-four (24) consecutive month period commencing on the first day of such absence and shall incur a 1-Year Break in Service if he does not perform an Hour of Service during the twelve
(12) month period immediately following such twenty-four (24) month period.

                  (c) Notwithstanding the provisions of Subsection (a) of this Section, with respect to a Temporary or Casual Employee, "1-Year Break in Service" means a Plan Year in which such Employee does not complete more than 500 Hours of Service.

                  (d) Notwithstanding the provisions of Subsection (b) of this Section, if a Temporary or Casual Employee is absent from work for any period due to (i) the pregnancy of the Employee, (ii) the birth of a child of the Employee, (iii) the placement of a child of the Employee in connection with the adoption of such child by the Employee, or (iv) caring for a child for a period beginning immediately following the birth or placement of such child, such Employee shall receive credit for Hours of Service equal to:

                           (1) the number of Hours of Service which otherwise would normally have been credited to him but for the absence; or

                                    (A)      if the number of Hours of Service
                  under Subparagraph (A) is not determinable, eight (8) Hours of Service per normal work day of the absence;

provided, however, that no more than 501 Hours of Service shall be credited under this Subsection by reason of the absence. The Hours of Service shall be credited:

                           (I) in the Plan Year in which the absence from work begins, if the Employee would be prevented from incurring a 1-Year Break in Service in such Year; or

                           (II)     in the immediately following Plan Year.

         2.35.    Participant

                  "Participant" means any Employee who has become and continues to be a Participant in accordance with the provisions of Article III, or a Retired Participant.

         2.36.    Pension Commencement Date

                  "Pension Commencement Date" means the first day of the first period for which an amount is payable under the Plan as an annuity or in any other form, regardless of whether such amount is in fact paid on such day. Notwithstanding the preceding provisions of this Subsection, a Retired Participant whose pension is suspended pursuant to Section 5.7(a) shall be treated as not having reached his Pension Commencement Date, and the Pension Commencement Date for any amount that later becomes payable to such individual shall be determined pursuant to the preceding sentence. An individual who commences to receive a pension pursuant to Section 5.8(b) shall be treated as having reached his Pension Commencement Date in accordance with the first sentence of this Subsection.

         2.37.    Period of Service

                  (a) "Period of Service" means, except as otherwise provided in this Section, the sum of (i) for periods prior to January 1, 1996, those periods taken into account under the Prior Plan as of that date, pursuant to the terms of the Prior Plan in effect prior to that date and (ii) for periods on or after January 1, 1996, the total of an Employee's periods of Service commencing with his Employment Commencement Date or Reemployment Commencement Date, if applicable, and ending on his next following Severance Date.

                  (b) (Periods of Service before 1-Year Break in Service) In the case of any Employee who incurs a Period of Severance that includes at least one 1-Year Break in Service and who later again becomes an

Employee, any Period of Service before such Period of Severance (a "Prior Period of Service") shall not be taken into account in determining his Period of Service hereunder if at the beginning of such Period of Severance he did not have any nonforfeitable right to a benefit under the Plan and the length of his Period of Severance equals or exceeds five (5) years; and the length of his Prior Period of Service shall not include any time that is not required to be counted under this Section by reason of any prior Period of Severance that included at least one 1-Year Break in Service.

                  (c) (Periods of Service for Eligibility Years of Service and Vesting Years of Service of Employees other than Temporary or Casual Employees) Solely for purposes of determining Eligibility Years of Service and Vesting Years of Service of an Employee (other than a Temporary or Casual Employee), the following rules shall apply:

                           (1) If an Employee, whose Period of Severance occurs as a result of a quit, discharge, or retirement, performs an Hour of Service for a Controlled Group Member within the twelve (12) consecutive month period beginning on his Severance Date, the period beginning on his Severance Date and ending on the date on which he performs an Hour of Service shall be taken into account in determining his Period of Service hereunder. Notwithstanding the foregoing, if an Employee's Period of Severance occurs as a result of a quit, discharge or retirement during a period of absence referred to in Section 2.38(a)(ii), the period beginning on his Severance Date (i.e., the date of the quit, discharge, or retirement) and ending on the date on which he performs an Hour of Service shall not be taken into account in determining his Period of Service unless he performs such Hour of Service within twelve (12) months of the date on which the Employee was first absent.

                           (2)      (Controlled Group Member) A Covered
         Employee's Period of Service shall include any employment with a Controlled Group Member who is not an Employer prior to the date that entity became a Controlled Group Member, provided that such Covered Employee was employed by such Controlled Group Member immediately prior to becoming a Covered Employee.

                  (d) Notwithstanding anything in the Plan to the contrary, an Employee shall be credited with such Periods of Service not otherwise credited to him under the Plan as may be required by applicable law and no Employee shall be credited with a Period of Service more than once for the same period of employment unless otherwise required by applicable law.

         2.38.    Period of Severance and Severance Date

                  (a)      "Period of Severance" means, except as provided in
Section 2.34(b), the period commencing with the earlier of (i) the date on which an Employee separates from Service by reason of quitting, retirement, death, or discharge, or (ii) the date twelve (12) months after the first day of a period in which the Employee remains absent from Service (with or without pay) for any reason other than quitting, retirement, death or discharge, and ending, if applicable, with the date such Employee resumes Service.

                  (b) "Severance Date" means the date on which an Employee's Period of Severance commences.

         2.39.    Plan

                  "Plan" means the Roadway Corporation Pension Plan, the terms and provisions of which are hereinafter set forth, as the same may be amended from time to time.

         2.40.    Plan Administrator

                  "Plan Administrator" means, as defined in ERISA Section 3(16)(A) and Code Section 414(g), for periods prior to January 1, 2003, the Company, and effective January 1, 2003, the Committee.

         2.41.    Plan Year

                  "Plan Year" means a twelve (12) month period coinciding with Company's federal income tax year which is currently January 1 through December 31 of each year.

         2.42.    Predecessor Employer

                  "Predecessor Employer" means, for the periods prior to January 1, 1996, Roadway Services, Inc. and any and all other corporations, trades and/or businesses, the employees of which, together with Employees of Roadway LLC (formerly known as Roadway Corporation), were required by Code Section 414 to be treated as if they were employed by a single employer.

         2.43.    Prior Plan

                  "Prior Plan" means the Roadway Services, Inc. Pension Plan and Trust, as amended and restated, as in effect from time to time prior to the January 1, 1996.

         2.44.    Qualified Joint and Survivor Annuity

                  "Qualified Joint and Survivor Annuity" means the form of pension payment provided in Section 5.2(b).

         2.45.    Qualified Pre-retirement Survivor Annuity

                  "Qualified Pre-retirement Survivor Annuity" means the spousal benefit provided in Section 4.6.

         2.46.    Reemployment Commencement Date

                  "Reemployment Commencement Date" means the date following an Employee's 1-Year Break in Service on which he again performs an Hour of Service for a Controlled Group Member.

         2.47.    Retired Participant

                  "Retired Participant" means any Participant whose employment with the Controlled Group shall have terminated and who is eligible for or is receiving a pension under the Plan, even if such pension has not commenced or will not commence until after the proper filing of an application and/or the arrival of the time at which such pension becomes payable.

         2.48.    Service

                  "Service" means employment with any Controlled Group Member.

         2.49.    Social Security Retirement Age

                  "Social Security Retirement Age" means the age used as the retirement age under section 216(1) of the Social Security Act, as amended, except that such section shall be applied (a) without regard to the age increase factor, and (b) as if the early retirement age under section 216(1)(2) of the Social Security Act were sixty-two (62).

         2.50.    Spouse

                  "Spouse" means the person to whom an Employee is legally married at the specified time; provided, however, that a former Spouse may be treated as a Spouse or surviving Spouse to the extent required under the terms of a "qualified domestic relations order" (as such term is defined in Code
Section 414(p)).

         2.51.    Temporary or Casual Employee

                  "Temporary or Casual Employee" means any Employee regularly scheduled to work less than 2,000 hours in a Plan Year.

         2.52.    Trust

                  "Trust" means the trust established under the Trust Agreement for the holding, investment, administration and distribution of the Trust Fund.

         2.53.    Trust Agreement

                  "Trust Agreement" means the Trust Agreement for the Roadway Express, Inc. Pension Plan between Roadway LLC (formerly known as Roadway Corporation) and the Trustee providing, among other things, for the Trust and the establishment of the Trust Fund, as such Trust Agreement shall be amended from time to time, or any trust agreement superseding the same. The Trust Agreement is hereby incorporated into the Plan by reference.

         2.54.    Trust Fund

                  "Trust Fund" means the assets held by the Trustee under the provisions of the Trust Agreement, without distinction as to principal and interest.

         2.55.    Trustee

                  "Trustee" means the trustee or trustees appointed pursuant to the Trust Agreement, and any successor trustee thereto.

         2.56.    Year of Service

                  "Year of Service" means the portion of an Employee's Period of Service credited pursuant to the provisions of this Section.

                  (a) (Eligibility Years of Service and Vesting Years of Service of Employees other than Temporary and Casual Employees) For purposes of computing the Years of Service of an Employee (other than a Temporary or Casual Employee) to determine his eligibility to participate in the Plan (his "Eligibility Years of Service") and to determine his eligibility for (as distinguished from the amount of) a benefit under the Plan (his "Vesting Years of Service"), his entire Period of Service shall be counted.

                  (b) (Benefit Years of Service) For purposes of computing an Employee's Years of Service to determine the amount of (as distinguished from his eligibility for) any benefit under the Plan (his "Benefit Years of Service"), only those portions of his Periods of Service on or after January 1, 1996 during which he is a Covered Employee shall be counted. For purposes of this Subsection, with respect only to those Covered Employees for whom assets and liabilities are transferred from the Prior Plan to this Plan, employment with a Predecessor Employer prior to January 1, 1996 shall be considered as employment with a Controlled Group Member. Notwithstanding anything in this Subsection to the contrary, an Employee who was employed by Roadway Express, Inc. on or after January 6, 1977 and who immediately prior to such employment was employed by Western Gillette, Inc. shall not be considered a Covered Employee before January 1, 1978.

                  (c) (Counting Years of Service) For purposes of determining the number of an Employee's Years of Service, (i) before March 31, 2000, each portion of an Employee's Period of Service counted pursuant to Subsection (a) or (b) of this Section, as the case may be, (whether or not consecutive) shall be aggregated on the basis (A) that 365 days of such Service shall equal one (1) Year of Service, (B) that each additional 30 days of Service shall equal one-twelfth (1/12) of a Year of Service, and (C) that each additional 15 days of Service shall equal one-twelfth (1/12) of a Year of Service; and (ii) after March 31, 2000, each portion of an Employee's Period of Service counted pursuant to Subsection (a) or (b) of this Section, as the case may be, (whether or not consecutive) shall be aggregated on the basis (A) that each complete year of such Service shall equal one Year of Service, (B) that each additional complete month of such Service shall equal one-twelfth (1/12) of a Year of Service, (C) that between 15 and 44 additional days of Service shall equal one-twelfth (1/12) of a Year of Service or that 45 or more additional days of Service shall equal one-sixth (1/6) of a Year of Service.

                  (d) (Counting Years of Service for the Minimum Benefit) For purposes of computing a Temporary or Casual Employee's Benefit Years of Service to determine the amount of the minimum annual benefit provided in
Section 4.1(b)(ii), such Temporary or Casual Employee shall be credited with a partial Benefit Year of Service if during any Plan Year he accrues between one thousand (1,000) and two thousand (2,000) Hours of Service and shall have no Benefit Year of Service credited if he accrues less than one thousand (1,000) Hours of Service during a Plan Year. Notwithstanding the foregoing, for purposes of determining Benefit Years of Service for a Temporary or Casual Employee in a Plan Year in which he was not a Covered Employee for the entire Plan Year, the one thousand (1,000) hour and two thousand (2,000) hour breakpoints shall be pro-rated based upon the Vesting Years of Service earned during that Plan Year.

                  (e) (Years of Service before Reemployment) Notwithstanding the foregoing provisions of this Section, if a Participant who has received a lump sum payment pursuant to Section 5.5 is subsequently rehired by a Controlled Group Member before incurring five (5) consecutive 1-Year Breaks in Service, his Eligibility Years of Service, Vesting Years of Service and Benefit Years of Service to which such lump sum payment relates shall be recredited as of his Reemployment Commencement Date, provided such Participant repays to the Trust Fund the total amount of the lump sum payment paid to him from the Plan plus interest, compounded annually at the rate in effect under Code Section 411(c)(2)(C), not later than the earlier of (i) the end of the five
(5) year period beginning with his Reemployment Commencement Date or (ii) the close of the first period of five (5) consecutive 1-Year Breaks in Service incurred by him after such lump sum payment is made to him. If a Participant to whom a deemed lump sum payment has been made pursuant to Section 5.5 is subsequently rehired by a Controlled Group Member before incurring five (5) consecutive 1-Year Breaks in Service, his Eligibility Years of Service, Vesting Years of Service and Benefit Years of Service to which such deemed lump sum relates shall be recredited as of his Reemployment Commencement Date. Effective as of January 1, 1999, if a Participant's Eligibility Years of Service and Benefit Years of Service to which a lump sum payment relates are not restored pursuant to this Subsection, such Participant's Eligibility Years of Service and Benefit Years of Service shall be disregarded for purposes of determining his Accrued Benefit under the Plan after his reemployment.

                  (f) (Eligibility Years of Service for Temporary and Casual Employees) Notwithstanding any other provision of this Section, for purposes of computing the Years of Service of a Temporary or Casual Employee to determine his eligibility to participate in the Plan (his "Eligibility Years of Service"), such Employee shall be credited with one Eligibility Year of Service when he is credited with at least 1,000 Hours of Service in the 12-month period beginning with his Employment Commencement Date and, if applicable, his Reemployment Commencement Date, either of which 12-month periods shall be the "Initial Eligibility Computation Period." Whether or not such an Employee is entitled to be credited with 1,000 Hours of Service during an Initial Eligibility Computation Period, such Employee shall be credited with one Eligibility Year of Service if he is credited with at least 1,000 Hours of Service during the Plan Year which includes the first anniversary of his Employment Commencement Date or Reemployment Commencement Date (whichever is applicable) or any Plan Year thereafter.

                  (g) (Vesting Years of Service for Temporary and Casual Employees) Notwithstanding any other provision of this Section, for purposes of computing the Years of Service of a Temporary or Casual Employee to determine his eligibility for (as distinguished from the amount of) a benefit under the Plan (his "Vesting Years of Service"), such Employee shall be credited with one Vesting Year of Service for each Plan Year in which he is credited with at least 1,000 Hours of Service. Notwithstanding the preceding sentence:

                           (1) periods of employment of such an Employee with the Controlled Group before he attains age 18 shall not be counted for purposes of computing his Vesting Years of Service; and

                           (2) in the case of any such Employee who has a 1-Year Break in Service and who does not have a nonforfeitable right to a benefit under the Plan, the Vesting Years of Service before his 1-Year Break in Service shall be disregarded if the number of his consecutive 1-Year Breaks in Service equals or exceeds five (5); and such aggregate number of his Vesting Years of Service before his 1-Year Break in Service shall not include any Years of Vesting Service disregarded under this Paragraph by reason of any prior Break in Service.

                                  ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

         3.1.     Conditions of Eligibility

                  Any person who was a participant in the Plan on December 10, 2003 and who is a Covered Employee on December 11, 2004 shall become a Participant in the Plan on December 11, 2003. Subject to Section 3.4, each other Employee shall become a Participant as of the date on which he meets the following requirements: (a) he is a Covered Employee, and (b) he has attained age twenty-one (21) and is credited with at least one (1) Eligibility Year of Service.

         3.2.     Duration of Participation

                  An Employee or former Employee shall remain a Participant so long as (a) he meets the requirements of Section 3.1, or (b) has a vested interest in the Plan. However, a Participant who ceases to meet the requirements of Section 3.1, shall not actively participate in the Plan nor have Benefit Years of Service credited to him until he again becomes an Eligible Employee. If an Eligible Employee ceases to be an Eligible Employee and later again becomes an Eligible Employee, he shall again, subject to the foregoing limitations of this Section, actively participate in the Plan on the day he so again becomes an Eligible Employee.

         3.3.     Loaned Participants

                  Notwithstanding any provision of the Plan to the contrary, any Participant who is temporarily loaned to another Controlled Group Member, so that he remains an Employee but is no longer a Covered Employee, shall continue to be considered a Covered Employee hereunder after the date of such loan until the date he ceases to be an Employee of such Controlled Group Member, at which time he will no longer be considered a Covered Employee hereunder. A loaned Employee who returns to work for his Employer shall continue to be considered a Covered Employee hereunder after the date he returns provided he is a Covered Employee on the date of his return.

         3.4.     No Commencement of Participation After December 31, 2003

                  Notwithstanding any other provision of the Plan, the provisions of this Section 3.4 shall be controlling.

                  (a) No Employee hired after December 31, 2003 shall become a Participant of the Plan.

                  (b) Any Participant who incurs a 1-Year Break in Service and is reemployed after December 31, 2003 shall not become a Participant of the Plan or accrue any additional benefits under the Plan.

                  (c) Any Employee of a Controlled Group Member, that is not an Employer, who transfers to employment with the Employer after December 31, 2003, shall not become a Participant of the Plan.

                  (d) Any Employee who is a Participant (or an Employee who is eligible to become a Participant upon completion of the age and service requirements of Section 3.1) on December 31, 2003 will continue to be a Participant (or will become a Participant after completion of the age and service requirements of Section 3.1) on and after January 1, 2004.

                                   ARTICLE IV

                                    BENEFITS

         4.1.     Normal Retirement Benefit

                  (a) A Participant who terminates employment with the Controlled Group on or after his Normal Retirement Date shall, subject to the provisions hereof, be eligible for a normal retirement benefit described in Subsections (b) and (c) of this Section, commencing at the time specified in Subsection (d) of this Section. A Participant's right to his normal retirement pension shall be nonforfeitable upon his attainment of his Normal Retirement Date, if he is then an Employee.

                           (b) (1) Effective as of January 1, 1999, the normal retirement benefit under the Plan for a Non-Exempt Participant who was first hired before January 1, 2000 or an Exempt Participant shall be an annual amount (payable in the form specified in Section 5.2) equal to the greater of:

                                    (A)      The Participant's accrued benefit
                  as of December 31, 1992 (determined in accordance with the terms and provisions of the Prior Plan then in effect);

                                    (B)      A x B where

                                    A =      Two percent (2%) of the
                                             Participant's Average Annual
                                             Compensation that is at or below
                                             Forty-Five Thousand Dollars
                                             ($45,000), and

                                    B =      The Participant's total number of
                                             Benefit Years of Service (not in
                                             excess of the most recent thirty
                                             (30) such Years); or

                                    (C)      (C + D) x E where

                                    C =      One and three-fourths percent (1
                                             3/4%) of the Participant's Average
                                             Annual Compensation that is at or
                                             below Forty-Five Thousand Dollars
                                             ($45,000),

                                    D =      One and one-half percent (1 1/2%)
                                             of the Participant's Average Annual
                                             Compensation that is in excess of
                                             Forty-Five Thousand Dollars
                                             ($45,000), and

                                    E =      The Participant's total number of
                                             Benefit Years of Service (not in
                                             excess of the most recent thirty
                                             (30) such Years).

                           (2)      Notwithstanding the provisions of Paragraph
         (i) of this Subsection, the minimum annual normal retirement benefit of a Participant who has completed at least thirty (30) Benefit Years of Service shall be:

                                    (A)      If the Participant's Average Annual
                  Compensation is at or below Forty-Five Thousand Dollars ($45,000), the greater of Sixteen Thousand Two Hundred Dollars ($16,200) or forty percent (40%) of the Participant's Final Average Annual Compensation; or

                                    (B)      If the Participant's Average Annual
                  Compensation is in excess of Forty-Five Thousand Dollars ($45,000), the greater of Twenty-Seven Thousand Dollars ($27,000) or forty percent (40%) of the Participant's Final Average Annual Compensation.

         The minimum annual normal retirement benefit of a Participant who has completed less than thirty (30) Benefit Years of Service shall be the amount determined in the previous sentence reduced by a fraction, the numerator of which is his Benefit Years of Service at the time of his termination of employment with the Controlled Group and the denominator of which is thirty (30).

                           (3)      Notwithstanding the provisions of Paragraphs
         (i) and (ii) of this Subsection, and Subsection (c), the normal retirement benefit to which any Capped Participant may become entitled pursuant to the provisions of this Section shall not be less than an amount equal to the sum of (A) plus (B), where:

                                    (A)      equals the amount determined under
                  Section 4.1(b)(i) and (ii), taking into account only Benefit Years of Service after December 13, 1993; and

                                    (B)      equals the greater of:

                                    (I)      the Capped Participant's accrued
                  benefit as of December 31, 1988 (determined in accordance with the terms and provisions of the Prior Plan then in effect); or

                                    (II)     the Capped Participant's accrued
                  benefit as of December 31, 1993 (determined in accordance with the terms and provisions of the Prior Plan then in effect);

         provided, however, that the total Benefit Years of Service taken into account under this Section 4.1(b)(iii) shall not exceed 30 years and any Benefit Years of Service in excess of 30 years shall be first subtracted from the Benefit Year of Service taken into account under clause (A) of this Section.

                           (4)      Effective as of January 1, 1999,
         notwithstanding the provisions of Paragraphs (i), (ii) and (iii) of this Subsection, and Subsection (c), the normal retirement benefit to which any Non-Exempt Participant who was first hired before January 1, 2000 (and who was classified as a Non-Exempt Participant on or after January 1, 1999) may become entitled pursuant to the provisions of this Section shall not be less than the amount equal to such Participant's Final Average Annual Compensation, calculated as of the last date that the employee was classified as a Non-Exempt Participant, multiplied by the sum of the percentages earned according to the following schedule:

For Service in the Plan Year at which each of the ages
shown is attained (Excluding Service accrued after last
     date classified as a Non-Exempt Participant)          Percentage
-------------------------------------------------------    ----------
                  Under 35                                      4%
                  35-44                                         6%
                  45-54                                         9%
                  55-59                                        13%
                  60 and Up                                    18%

         For purposes of comparing the lump sum benefit determined pursuant to this Subsection (iv) to the annuitized benefits determined pursuant to Subsections (i), (ii) and (iii), the interest rate used shall be that specified in Section 2.3(c).

                           (5) Effective as of January 1, 1999, the normal retirement benefit to which any Non-Exempt Participant who was first hired on or after January 1, 2000 may become entitled pursuant to the provisions of this Section shall be equal to such Participant's Final Average Annual Compensation, calculated as of the last date that the employee was classified as a Non-Exempt Participant, multiplied by the sum of the percentages earned according to the following schedule:

For Service in the Plan Year at which each of the ages
shown is attained (Excluding Service accrued after last
     date classified as a Non-Exempt Participant)          Percentage
-------------------------------------------------------    ----------
                  Under 35                                      4%
                  35-44                                         6%
                  45-54                                         9%
                  55-59                                        13%
                  60 and Up                                    18%

                  (c) The amount of a Participant's normal retirement benefit provided in Subsection (b) of this Section shall be based on his Benefit Years of Service, Compensation, Average Annual Compensation and Final Average Annual Compensation on the date he terminates employment with the Controlled Group (whether such date is on or after his Normal Retirement Date).

                  (d) Except as otherwise provided in the Plan, a Participant's normal retirement benefit payable pursuant to Subsection (a) of this Section shall commence as of the first day of the month on or after the later of the date he terminates employment with the Controlled Group or the date designated in his application for his pension, as provided in Section 5.1. Notwithstanding the preceding sentence, a Participant shall be entitled to receive his normal retirement benefit for any month after his Normal Retirement Date and before his termination of employment with the Controlled Group (i) during which he is either credited with less than forty (40) Hours of Service or receives payment for Hours of Service performed on less than eight (8) days, or
(ii) during which he is credited with at least forty (40) Hours of Service or receives payment for Hours of Service performed on at least eight (8) days but for which the Plan Administrator has not given him notice in accordance with applicable law that payments of his normal retirement benefit are being withheld pursuant to this Subsection. If a pension becomes payable to an Employee pursuant to Paragraph (ii) of this Subsection, the benefit accruals, if any, required by the Plan with respect to his Service after his Normal Retirement Date shall, in accordance with regulations promulgated by the Secretary of Treasury, be treated as satisfied to the extent of the Actuarial Equivalent of such pension payments.

                  A Participant's election to commence his normal retirement benefit pursuant to this Subsection shall not be effective unless such election is in writing, the Participant's Spouse, if any, consents in writing to such election (unless the pension is to be paid in the form of the Qualified Joint and Survivor Annuity under Section 5.2(b) or the 100% Joint and Survivor option under Section 5.3(a)(iii)), and such election and consent are filed with the Plan Administrator within the ninety (90) day period ending on the Pension Commencement Date elected by the Participant.

         4.2.     Early Retirement Benefit

                  (a) Effective as of January 1, 1999, a Participant who terminates employment with the Controlled Group on or after the date he has attained age fifty-five (55) and completed at least ten (10) Vesting Years of Service, or if the Participant is an Exempt Participant, on or after he has attained age fifty (50) and whose combined age and Vesting Years of Service at his Severance Date equals or is greater than 75 shall, subject to the provisions hereof, be eligible for an early retirement benefit described in Subsections (b) and (c) of this Section, commencing at the time specified in Subsection (d) of this Section, provided such termination of employment occurs before the Participant's Normal Retirement Date.

                           (b) (1) A Participant's normal retirement benefit under the Plan payable at age 65 shall be determined in accordance with Section 4.1(b) (as in effect at the time of his termination of employment). Effective as of January 1, 1999, if a Participant elects to commence such benefit before his Normal Retirement Date and, if such Participant's normal retirement benefit is determined in accordance with Subsection 4.1(b)(i), 4.1(b)(ii) or 4.1(b)(iii), the Participant's early retirement benefit shall be the annual amount determined in accordance with Section 4.1(b), reduced by the applicable percentage set forth in Subsection (iii) or Subsection
         (iv) as applicable.

                           (2) Effective as of January 1, 1999, if a Participant's normal retirement benefit is determined in accordance with Subsection 4.1(b)(iv) or 4.1(b)(v), the Participant's early retirement benefit shall be an annuity which is equivalent to the lump sum amount determined in accordance with Section 4.1(b).

                           (3) Effective as of January 1, 1999, for purposes of Non-Exempt Participants and Exempt Participants for whom the sum of age plus service does not equal or exceed 75 as of their Severance Date, the applicable percentage used to reduce such Participant's normal retirement benefit to reflect early commencement of retirement benefits shall depend on the age of the Participant on his Pension Commencement Date, as follows:

                              % of Normal Retirement Accrued
Age When Benefit Commences                Benefit
--------------------------    ------------------------------
            55                              55%
            56                              61%
            57                              67%
            58                              73%
            59                              79%
            60                              85%
            61                              88%
            62                              91%
            63                              94%
            64                              97%
            65                             100%

         The percentages provided in this Subsection shall be interpolated on the basis of months if a Participant's early retirement benefit commences at a fractional age. For purposes of this Subsection, employment for fifteen (15) days or more during a month shall constitute a whole month.

                           (4) Effective as of January 1, 1999, for purposes of an Exempt Participant for whom the sum of age (not less than 50) plus vesting service equals or exceeds 75 as of his Severance Date, the applicable percentage used to reduce such a Participant's normal retirement benefit shall depend on the age and Vesting Years of Service of the Participant on his Pension Commencement Date, as follows:

                                  % of Normal Retirement Accrued
  Age Plus Vesting Service                   Benefit
-----------------------------     ------------------------------
At least 75, but less than 80                 80%
At least 80, but less than 85                 85%
At least 85, but less than 90                 90%
At least 90                                   95%

         In no event shall the applicable percentage of a Participant's Normal Retirement Accrued Benefit payable pursuant to this Subsection be less than the percentage payable pursuant to Subsection (iii).

                  (c) The amount of a Participant's early retirement benefit provided in Subsection (b) of this Section shall be based on his Benefit Years of Service, Compensation and Average Annual Compensation on the date he terminates employment with the Controlled Group.

                  (d) Except as otherwise provided in the Plan, a Participant's early retirement benefit payable pursuant to Subsection (a) of this Section shall commence as of the first day of the month on or after the later of the date he terminates employment with the Controlled Group or the date designated in his application for his pension, as provided in Section 5.1. A Participant's election to commence his early retirement benefit pursuant to this Subsection shall not be effective unless such election is in writing, the Participant's Spouse, if any, consents in writing to such election (unless the pension is to be paid in the form of the Qualified Joint and Survivor Annuity under Section 5.2(b) or the 100% Joint and Survivor option under Section 5.3(a)(iii)), and such election and consent are filed with the Plan Administrator within the ninety (90) day period ending on the Pension Commencement Date elected by the Participant.

         4.3.     Disability Retirement Benefit

                  (a) A Participant (i) who terminated employment with the Controlled Group by reason of a bodily injury or disease or mental disorder (as defined in any long-term disability benefit contract of an Employer applicable to him) that entitled him to disability benefits under such contract for at least one (1) complete calendar month preceding his Pension Commencement Date under Subsection (d) of this Section, and (ii) who had at least ten (10) Vesting Years of Service at the time of such termination shall, subject to the provisions hereof, be eligible for a disability retirement benefit described in Subsections (b) and (c) of this Section, commencing at the time specified in Subsection (d) of this Section.

                  (b)      (1)      A Participant's disability retirement
benefit under the Plan shall be determined in accordance with Section 4.1(b) (as in effect at the time of his termination of employment). Effective as of January 1, 1999, if the Participant's disability retirement benefit is determined in accordance with Subsections 4.1(b)(i), 4.1(b)(ii) or 4.1(b)(iii), the Participant's disability retirement benefit under the Plan shall be the annual amount determined in accordance with Section 4.1 (payable in the form specified in Section 5.2), reduced, if the Participant elects to commence such benefit before his Normal Retirement Date, by the applicable percentage set forth in
Section 4.2(b).

                           (2)      Effective as of January 1, 1999, if a
Participant's disability retirement benefit is determined in accordance with Subsection 4.1(b)(iv) or Subsection 4.1(b)(v), the Participant's disability retirement benefit under the Plan shall be an annuity which is equivalent to the lump sum amount determined in accordance with Section 4.1 (payable in the form specified in Section 5.2) and adjusted annually by the lesser of an interest rate equal to five percent (5%) or the interest rate set forth in Section 2.3(c).

                  (c) Effective as of January 1, 1999, if a Participant's disability retirement benefit is determined in accordance with Subsection 4.3(b)(i), the amount of the Participant's disability retirement benefit provided in Subsection (b) of this Section shall be based on his Benefit Years of Service, Compensation and Average Annual Compensation on the date he terminates employment with the Controlled Group. If a Participant's disability retirement benefit is determined in accordance with Subsection 4.3(b)(ii), the amount of the Participant's disability retirement benefit provided in Subsection
(b) of this Section shall be an annuity which is equivalent to the lump sum amount determined in accordance with Subsection 4.1(b)(iv) or Subsection 4.1(b)(v), as applicable.

                  (d) Except as otherwise provided in the Plan, a Participant's disability retirement benefit payable pursuant to Subsection (a) of this Section shall commence as of the first day of the month on or after the later of the date he attains age fifty-five (55) or the date designated in his application for his pension, as provided in Section 5.1. A Participant's election to commence his disability retirement benefit pursuant to this Subsection shall not be effective unless such election is in writing, the Participant's Spouse, if any, consents in writing to such election (unless the pension is to be paid in the form of the Qualified Joint and Survivor Annuity under Section 5.2(b) or the 100% Joint and Survivor option under Section 5.3(a)(iii)), and such election and consent are filed with the Plan Administrator within the ninety (90) day period ending on the Pension Commencement Date elected by the Participant.

         4.4.     Termination Prior to Retirement

                  (a) A Participant who terminates employment with the Controlled Group on or after the date he has completed at least five (5) Vesting Years of Service and who is not eligible for benefits under any of the preceding Sections of this Article, shall, subject to the provisions hereof, be eligible for a deferred vested benefit described in Subsections (b) and (c) of this Section, commencing at the time specified in Subsection (d) of this Section.

                  (b)      (1)      A Participant's deferred vested benefit
under the Plan shall be determined in accordance with Section 4.1(b) (as in effect at the time of his termination of employment). Effective as of January 1, 1999, if the Participant's deferred vested benefit is determined in accordance with Subsection 4.1(b)(i), 4.1(b)(ii) or 4.1(b)(iii), the Participant's deferred vested benefit under the Plan shall be the annual amount determined in accordance with Section 4.1 (payable in the form specified in Section 5.2), reduced by a fraction, the numerator of which is his Benefit Years of Service at the time of his termination of employment and the denominator of which is the Benefit Years of Service he would have had assuming he continued in employment with his Employer until age sixty-five (65). In addition, if such a Participant elects to commence his deferred vested benefit before his Normal Retirement Date (if permitted in accordance with Subsection (d) of this Section), the amount of such benefit shall be further reduced by the applicable percentage determined pursuant to Subsection 4.2(b)(iii) if the Participant is at least age 55 on his Pension Commencement Date with 10 or more Vesting Years of Service at his Severance Date; otherwise such benefit shall be reduced to the Actuarial Equivalent of such benefit at the time it is scheduled to commence.

                           (2)      Effective as of January 1, 1999, if a
Participant's deferred vested benefit is determined in accordance with Subsection 4.1(b)(iv) or Subsection 4.1(b)(v), the Participant's deferred vested benefit under the Plan shall be an annuity which is equivalent to the lump sum amount determined in accordance with Subsections 4.1(b)(iv) and 4.1(b)(v) (payable in the form specified in Section 5.2).

                  (c) Effective as of January 1, 1999, if a Participant's deferred vested benefit is determined in accordance with Subsection 4.4(b)(i), the amount of the Participant's deferred vested benefit provided in Subsection
(b) of this Section shall be based on his Benefit Years of Service, Compensation and Average Annual Compensation on his Severance Date and on the Benefit Years of Service that the Participant would have been credited assuming he had continued in employment with his Employer to age sixty-five (65). If a Participant's deferred vested benefit is determined in accordance with Subsection 4.4(b)(ii), the amount of the Participant's deferred vested benefit provided in Subsection (b) of this Section shall be based on his Benefit Years of Service, Compensation and Final Average Annual Compensation on his Severance Date and shall be an annuity which is equivalent to the lump sum amount determined in accordance with Subsections 4.1(b)(iv) and 4.1(b)(v), as applicable.

                  (d) Effective as of January 1, 1999, a Participant's deferred vested benefit payable pursuant to Subsection (a) shall commence as soon as administratively feasible following the date the Participant files his application for his pension pursuant to Section 5.1 (subject to the provisions of Subsection 5.3(a)(iv)(C)(2)). If a Participant's deferred vested benefit is determined in accordance with Subsection 4.4(b)(i), such Participant's deferred vested benefit shall be reduced as provided in Subsection 4.4(b)(i). A Participant's election to commence his deferred vested benefit pursuant to this Subsection shall not be effective unless such election is in writing, the Participant's Spouse, if any, consents in writing to such election (unless the pension is to be paid in the form of the Qualified Joint and Survivor Annuity under Section 5.2(b) or the 100% Joint and Survivor option under Section 5.3(a)(iii)), and such election and consent are filed with the Plan Administrator within the ninety (90) day period ending on the Pension Commencement Date elected by the Participant.

         4.5.     Surviving Spouse Benefit

                  (a)      If a Participant dies either:

                           (1) Before his termination of employment with the Controlled Group and before his Normal Retirement Date, but after he attained age fifty-five (55) and completed at least ten (10) Vesting Years of Service; or

                           (2) After his termination of employment with the Controlled Group, if he had attained age fifty-five (55) but had not attained his Normal Retirement Date at the time of such termination, if, at the time of his death, the Participant was eligible for an early retirement benefit pursuant to Section 4.2(a) (but such benefit had not yet commenced) and if, at the time of his death, the Participant had elected not to receive the Qualified Pre-retirement Survivor Annuity, then the Spouse of such a Participant, if such Spouse survives the Participant, shall, subject to the provisions hereof, be eligible for a surviving spouse benefit described in Subsections (b) and (c) of this Section, commencing on the first day of the second month after the Participant's death and paid for the lesser of the life of the surviving Spouse or sixty (60) consecutive months.

                  (b) Effective as of January 1, 1999, a Spouse's surviving spouse benefit under the Plan shall be fifty percent (50%) of the annual amount determined in Section 4.1(b) that would have been payable to the deceased Participant if he had retired on the first day of the calendar month after the month in which he died with an immediate single life annuity payable under
Section 5.2(a) on such date.

                  (c) The amount of the Spouse's surviving spouse benefit provided in Subsection (b) of this Section shall be based on the deceased Participant's Benefit Years of Service, Compensation and Average Annual Compensation on the date he dies.

         4.6.     Qualified Pre-retirement Survivor Annuity

                  (a) If a Participant dies before his Pension Commencement Date and has a nonforfeitable right to a pension hereunder, then the Spouse of such a Participant, if such Spouse shall survive the Participant, if such Spouse is not entitled to a surviving spouse benefit pursuant to Section 4.5 and if such Spouse has been married to the Participant throughout the one (1) year period ending on the date of the Participant's death, shall, subject to the provisions hereof, be eligible for a Qualified Pre-retirement Survivor Annuity as provided in this Section.

                  (b) The amount of the Qualified Pre-retirement Survivor Annuity for the Spouse of a deceased Participant entitled to such benefit shall be the Actuarial Equivalent (as of the date payment of the Qualified Pre-retirement Survivor Annuity commences) of the amount of the pension that the surviving Spouse would have been entitled to receive under the Qualified Joint and Survivor Annuity provided for in Section 5.2(b) if:

                           (1) In the case of a Participant who dies after his Earliest Retirement Age, such Participant had retired or otherwise terminated employment with the Controlled Group with an immediate Qualified Joint and Survivor Annuity on the date of his death; or

                           (2) In the case of a Participant who dies on or before his Earliest Retirement Age, such Participant had:

                                    (A)      terminated his employment with the
                  Controlled Group on the earlier of his actual termination or the date of his death,

                                    (B)      survived to his Earliest Retirement
                  Age,

                                    (C)      retired with an immediate Qualified
                  Joint and Survivor Annuity at his Earliest Retirement Age, and

                                    (D)      died on the day after his Earliest
                  Retirement Age.

Notwithstanding the preceding provisions of this Subsection, in the case of a Participant who elects the 100% Joint and Survivor option under Section 5.3(a)(iii) and who dies before his Pension Commencement Date, the survivor annuity payable to a Spouse who would be eligible to receive such an annuity pursuant to the provisions of Subsection (a) of this Section shall be determined pursuant to this Subsection as if the Participant had retired (or survived to his Earliest Retirement Age) with a pension payable immediately under the 100% Joint and Survivor option elected by the Participant.

                  (c) If the Participant dies after his Earliest Retirement Age, then payment of the Qualified Pre-retirement Survivor Annuity may commence on the first day of the month following the month in which the Participant dies. If a Participant dies on or before his Earliest Retirement Age, then payment of the Qualified Pre-retirement Survivor Annuity may commence on the Participant's Earliest Retirement Age. If the Spouse defers commencement of payments under the Qualified Pre-retirement Survivor Annuity to the first day of any month subsequent to the dates described in the preceding sentence, the benefit such Spouse shall receive shall be the Actuarial Equivalent of the benefit such Spouse would have received had there been no deferral, provided that no adjustment shall be made in the benefit payable with respect to any deferral beyond the date on which the Participant would have reached his Normal Retirement Date if he had not died. Notwithstanding any other provision hereof, payment of the Qualified Pre-retirement Survivor Annuity shall commence only if the surviving Spouse is living on the date such payments are to commence. Once such payments commence, they shall continue during the surviving Spouse's lifetime and shall cease with the payment made on the first day of the month in which such Spouse dies.

                  (d) A Participant may elect to waive the Qualified Pre-retirement Survivor Annuity at any time during the period commencing one year before the date on which he attains age fifty-five (55) and ending on the earlier of his Pension Commencement Date or the date of his death; provided, however, that the election period for a Participant who ceases to be an Employee while he is under the age of fifty-five (55), with respect to benefits accrued before the date he ceases to be an Employee, shall begin on such date. An election to waive the Qualified Pre-retirement Survivor Annuity may be revoked by the Participant at any time during such election period, and once revoked, another election may be made at any time thereafter during the election period. No election to waive the Qualified Pre-retirement Survivor Annuity shall be effective unless the same conditions specified in Section 5.2(b)(i) regarding the consent of a married Participant's Spouse for waiver of the Qualified Joint and Survivor Annuity are met. Any election to waive the Qualified Pre-retirement Survivor Annuity, and any revocation of such election, may be made solely by an instrument (in form acceptable to the Committee) signed by the Participant (with his Spouse's written consent, if so required) and filed with the Plan Administrator during the election period described in this Subsection.

                  (e) The Plan Administrator shall provide to each Participant, within the period beginning one year before the date the Participant attains age fifty-five (55) and ending one (1) year after such date or, within the period ending one year after the Participant becomes a Participant, whichever period ends later (and consistent with such regulations as the Secretary of the Treasury may prescribe), a written explanation of the following:

                           (1) the terms and conditions of the Qualified Pre-retirement Survivor Annuity,

                           (2) the Participant's right to make, and the effect of, the election provided in Subsection (d) of this Section,

                           (3) the rights of the Participant's Spouse under this Section, and

                           (4) the right to make, and the effect of, a revocation of an election under Subsection (d) of this Section.

If the Participant terminates his employment with the Controlled Group before reaching the age of fifty-five (55), then the foregoing described notice shall be given to the Participant within a reasonable time (not to exceed one year) after such termination.

                  (f) If a Participant does not elect to waive the Qualified Pre-retirement Survivor Annuity provided in this Section, the pension otherwise payable with respect to him (including any amounts payable to the Participant, his Spouse or his Beneficiary) shall be reduced to reflect the cost attributable to having Qualified Pre-retirement Survivor Annuity coverage for the period beginning with the Plan Year on or after he attains age fifty-five
(55) and ending on his Normal Retirement Date as follows:

                           (1) at the rate of three tenths of a percent (.3%) for each year of coverage while an Employee (as determined under the Plan and Prior Plan); and

                  (2)      (A)      at the rate of one half of a percent (.5%)
                  for each year of coverage after termination of employment with the Controlled Group between the ages of fifty-five (55) and fifty-nine (59); and

                                    (B)      at the rate of three quarters of a
                  percent (.75%) for each year of coverage after termination of employment with the Controlled Group between the ages of sixty
                  (60) and the Participant's Normal Retirement Date.

         4.7.     No Duplication of Benefits

                  There shall be no duplication of any pension or other benefit payable under this Plan to any Participant or Beneficiary and of any pension under a similar plan maintained or contributed to by any Controlled Group Member or any predecessor thereof to the same person, the amount of which is based, in whole or in part on the same period of employment of an Employee with or on compensation from any Controlled Group Member or any predecessor thereof, or both, and an appropriate adjustment (as determined by the Committee) shall be made in such pension or other benefit otherwise payable hereunder to prevent any such duplication unless such other pension or other benefit is appropriately adjusted or is clearly intended to supplement the benefits under this Plan. No pension or other benefit shall be paid to any Participant, Beneficiary or other person under more than one Section of the Plan for the same period of time.

         4.8.     Benefit Adjustment for Military Service

                  Effective as of December 12, 1994, notwithstanding any provisions of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). "Qualified military service" means any service in the uniformed services (as defined in chapter 43 of title 38 of the United States Code) by any individual if such individual is entitled to reemployment rights under such chapter with respect to such service.

         4.9.     Provision Pursuant to Internal Revenue Code Section 415(b)

                  (a) Notwithstanding any other provision of the Plan, the maximum annual benefit payable under the Plan with respect to a Participant at any time within a Plan Year (which shall be the limitation year) when expressed as an annual benefit in the form of a straight life annuity (with no ancillary benefits), shall be equal to the lesser of (i) (A) Ninety Thousand Dollars ($90,000) for Plan Years beginning before January 1, 2002, or (B) One Hundred and Sixty Thousand Dollars ($160,000) for Plan Years beginning on and after January 1, 2002, as adjusted, effective January 1 of each year, under Code
Section 415(d), or (ii) one hundred percent (100%) of the Participant's average compensation paid or made available to him by the Controlled Group or a Predecessor Employer for the three (3) consecutive calendar years of Service during which he had the greatest aggregate compensation, provided, however:

                                    (A)      effective as of January 1, 2000,
                  that if the benefit under the Plan is payable in any other form other than a straight life annuity, the determination as to whether the limitation described in this subsection has been satisfied shall be made, in accordance with the rules determined by the Commissioner of Internal Revenue under Treasury Regulation Section 1.415-3(c), by adjusting such benefit to a straight life annuity beginning at the same age that is the Actuarial Equivalent of such benefit. For purposes of this subparagraph (A), Actuarial Equivalence shall be determined under the following assumptions: (1) in the case of a form of benefit subject to Code Section 417(e)(3), the interest rate shall not be less than the greater of (I) the Applicable Interest Rate set forth in Section 2.3(c), or (II) the interest rate set forth in Section 2.3(b), and the mortality table shall be the Applicable Mortality Table set forth in Section 2.3(c), and (2) in the case of a form of benefit not subject to Code Section 417(e)(3), the interest rate shall not be less than the greater of (I) five (5) percent, or (II) or the interest rate set forth in Section 2.3(b), and the mortality table shall be the Applicable Mortality Table set forth in Section 2.3(c);

                                    (B)      effective as of January 1, 2002,
                  that if the benefit under the Plan begins before age 62, for purposes of determining whether the dollar limitation set forth in (a)(i) above has been satisfied, such dollar limitation shall be reduced, in accordance with regulations prescribed by the Secretary of the Treasury, so that such dollar limitation (as so reduced) equals an annual benefit (beginning when such benefit under the Plan begins) that is the Actuarial Equivalent to an annual benefit equal to such dollar limitation beginning at age 62. For purposes of this subparagraph (B), the reduced dollar limitation at an age prior to 62 shall be the lesser of (1) the Actuarial Equivalent (at such age) of the dollar limitation set forth in
                  (a)(i) above, computed using the interest rate and mortality table set forth in Section 2.3(b), or (2) the Actuarial Equivalent (at such age) of the dollar limitation set forth in
                  (a)(i) above, computed using an interest rate of five (5) percent and the Applicable Mortality Table set forth in
                  Section 2.3(c); and

                                    (C)      effective as of January 1, 2002,
                  that if the benefit under the Plan begins after age 65, for purposes of determining whether the dollar limitation set forth in (a)(i) above has been satisfied, such dollar limitation shall be increased, in accordance with regulations prescribed by the Secretary of the Treasury, so that such dollar limitation (as so increased) equals an annual benefit (beginning when such benefit under the Plan begins) which is the Actuarial Equivalent to an annual benefit equal to such dollar limitation beginning at age 65. For purposes of this subparagraph (C), the increased dollar limitation at an age after 65 shall be the lesser of (1) the Actuarial Equivalence (at such age) of the dollar limitation set forth in (a)(i) above, computed using the interest rate and mortality table set forth in Section 2.3(b), or (2) the Actuarial Equivalent (at such age) of the dollar limitation set forth in (a)(i) above, computed using an interest rate of five (5) percent and the Applicable Mortality Table set forth in Section 2.3(c). For these purposes, mortality between age 65 and the age at which benefits commence shall be ignored.

                  (b) Notwithstanding the foregoing provisions of this Section, except as provided in Subsection (c) of this Section, the maximum annual benefit specified in Subsection (a) of this Section shall not apply to a particular pension if (i) the annual amount of such pension payable under the Plan, together with the aggregate annual amount of any other pensions payable with respect to such Participant under all other defined benefit plans maintained by the Controlled Group, does not exceed Ten Thousand Dollars ($10,000) for the Plan Year or any prior Plan Year and (ii) the Participant was not at any time a participant in a defined contribution plan maintained by the Controlled Group.

                  (c)      In the case of a Participant who has less than ten
(10) years of participation in the Plan (including, if a transfer of assets and liabilities for an Employee from the Prior Plan to this Plan has occurred, years of participation in the Prior Plan), the limitation set forth in Paragraph (i) of Subsection (a) of this Section shall be the limitation determined under such Paragraph (without regard to this Subsection), multiplied by a fraction, the numerator of which is the number of years of participation in the Plan (or parts thereof) credited to the Participant and the denominator of which is ten (10), and in the case of a Participant who has less than ten (10) Vesting Years of Service, the limitations set forth in Paragraph (ii) of Subsection (a) and in Subsection (b) of this Section shall be such limitations (determined without regard to this Subsection) multiplied by a fraction, the numerator of which is the number of Vesting Years of Service (or parts thereof) credited to the Participant and the denominator of which is ten (10). Notwithstanding the foregoing provisions of this Subsection, in no event shall the limitations in Subsections (a) and (b) of this Section be reduced to an amount less than one-tenth (1/10) of such limitations (determined without regard to this Subsection). To the extent provided in regulations prescribed by the Secretary of the Treasury or his delegate, this Subsection shall be applied separately with respect to each change in the benefit structure of the Plan.

                  (d) Notwithstanding anything in this Section to the contrary, if the annual benefit of a Participant who has terminated employment with the Controlled Group is limited pursuant to the limitations set forth in Paragraph (i) or (ii) of Subsection (a) of this Section, such annual benefit shall be increased in accordance with the cost-of-living adjustments of Code
Section 415(d).

                  (e) Benefit increases resulting from the increase in the limitations of Code Section 415(b) by the Economic Growth and Tax Relief Reconciliation Act of 2001 shall be provided to all employees participating in the Plan who have one hour of service on or after the first day of the first limitation year ending after December 31, 2001.

         4.10.    Provision Pursuant to Internal Revenue Code Section 415(e)

                  The provisions of this Section shall be effective prior to January 1, 2000 only.

                  (a) Notwithstanding any other provision of the Plan, if an individual is a participant in both a defined benefit plan and a defined contribution plan maintained by the Controlled Group, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Plan Year may not exceed 1.00. If a reduction is necessary to avoid exceeding the limitation set forth in this Section, the affected participant's benefits under the defined benefit plan shall be reduced to the extent necessary to avoid exceeding such limitation. For purposes hereof,

                           (1) The defined benefit plan fraction for any Plan Year is a fraction, (A) the numerator of which is the projected annual benefit of the participant under the plan (determined as of the close of the Year), and (B) the denominator of which is the lesser of
         (I) the product of 1.25, multiplied by the dollar limitation in effect under Code Section 415(b)(1)(A) for such Year, or (II) the product of 1.4, multiplied by the amount which may be taken into account under Code Section 415(b)(1)(B) with respect to such participant under the plan for such Year; and

                           (2) The defined contribution plan fraction for any Plan Year is a fraction, (A) the numerator of which is the sum of the annual additions to the participant's account as of the close of the Year and for all prior Years, and (B) the denominator of which is the sum of the lesser of the following amounts determined for such Year and for each prior year of Service (regardless of whether a plan is in existence during such Year):

                           (I) the product of 1.25, multiplied by the dollar limitation in effect under Code Section 415(c)(1)(A) for such Year and each such prior year of Service, or

                           (II) the product of 1.4, multiplied by the amount which may be taken into account under Code Section 415(c)(1)(B) with respect to such participant under such plan for such Year and each prior year of Service.

                  (b) A participant's projected annual benefit for purposes of Subsection (a) of this Section is equal to the annual benefit to which he would be entitled under the terms of the Plan, assuming he will continue employment until reaching his Normal Retirement Date (or current age, if later), his compensation for the Plan Year under consideration will remain the same until the date he attains such Date, and all other relevant factors used to determine benefits under the Plan for the Plan Year under consideration will remain constant for all future Plan Years.

         4.11.    Other Internal Revenue Code Section 415 Provisions

                  (a) For purposes of applying the limitations set forth in Sections 4.9 and 4.10, all qualified defined benefit plans (whether or not terminated) (but, effective January 1, 2002, with respect to the limitation set forth in Section 4.9(a)(ii), excluding any multiemployer plan) ever maintained by one or more members of the Controlled Group shall be treated as one defined benefit plan, and all qualified defined contribution plans (whether or not terminated) ever maintained for one or more members of the Controlled Group shall be treated as one defined contribution plan.

                  (b) As used in Sections 4.9, 4.10 and this Section, the term "compensation" shall include these items specified in Treasury Regulation
Section 1.415-2(d)(2) and shall exclude those items specified in Treasury Regulation Section 1.415-2(d)(3). Notwithstanding the foregoing, for Plan Years beginning on and after January 1, 1998, "compensation" shall include any elective deferral (as defined in Code Section 402(g)(3)) and any amount which is contributed by a Controlled Group Member at the election of the Participant and which is not includible in the gross income of the Participant by reason of Code
Section 125, 132(f)(4), or 457. Effective for Plan Years beginning on and after January 1, 1998, for purposes of the definition of compensation under this Section and Sections 2.12 and 13.9, amounts under Code Section 125 include any amounts not available to a Participant in cash in lieu of group health coverage because the participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Code Section 125 only if the Employer does not request or collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan.

         4.12.    Forfeitures

                  Forfeitures shall not be applied to increase the benefits any Employee would otherwise receive under the Plan. Forfeitures shall be used to reduce contributions by the Employers.

                                   ARTICLE V

                          FORM AND PAYMENT OF BENEFITS

         5.1.     Application for Pensions

                  (a) A Participant eligible to receive a pension under the Plan if he were to terminate his employment with the Controlled Group and who wishes to terminate such employment, a Retired Participant who is eligible for but is not receiving a pension under the Plan, or a surviving Spouse who is eligible for but is not receiving a pension under the Plan, shall obtain an application to commence his pension from the Plan Administrator and shall sign and file such application with the Plan Administrator, furnishing such information as the Committee may reasonably require, including satisfactory proof of his age and that of his Spouse (if any) and any authority in writing that the Committee may request authorizing it to obtain pertinent information, certificates, transcripts and/or other records from any public office. An application for a pension may not be filed more than ninety (90) days before his Pension Commencement Date.

                  (b) Except as otherwise provided in the Plan, (i) no pension shall be payable under the Plan for a Participant if he dies before his Pension Commencement Date and (ii) a Retired Participant's pension under the Plan shall not begin until he files an application for such pension pursuant to Subsection (a) of this Section, but if such application is filed after his Normal Retirement Date and after his pension otherwise would have begun pursuant to the Plan, then, subject to Paragraph (i) of this Subsection, a lump sum retroactive payment shall be made (without interest) on account of the months for which his pension would otherwise have been paid pursuant to the Plan. If an application for a deferred vested benefit is not filed by a Retired Participant eligible therefor within four (4) years after his Normal Retirement Date, the Committee shall mail (by certified or registered mail) to such Retired Participant at his last known address a reminder that he is eligible for such pension and an application therefor. If such application is not filed with the Committee in accordance with the provisions of the Plan within one hundred eighty (180) days after it is so mailed to such Retired Participant, his deferred vested benefit shall be forfeited; provided, however, that upon the subsequent filing of an application for such pension by such Retired Participant, such pension shall be reinstated retroactive to the commencement date for such pension specified in Section 5.8(a) (in accordance with the provisions of the first sentence of this Subsection) and shall commence no later than sixty (60) days after such application is filed.

         5.2. Normal Form of Payment (Including Qualified Joint and Survivor Annuity)

                  (a) If a Participant has no Spouse at the time of his Pension Commencement Date, his pension payable under Article IV shall be paid monthly to him for his lifetime in an amount equal to one-twelfth (1/12) of the annual retirement benefit determined under Article IV (unless he effectively elects an optional form of benefit pursuant to Section 5.3).

                  (b) If a Participant has a Spouse at the time of his Pension Commencement Date, the pension payable under Article IV shall be a reduced amount (as determined in this Subsection) payable to such Participant during his lifetime and, after his death, shall be one-half (1/2) of such reduced amount payable to the Participant's surviving Spouse during the surviving Spouse's lifetime (the "Qualified Joint and Survivor Annuity") (unless he effectively elects an optional form of benefit pursuant to Subsection (a) of this Section or Section 5.3). The Qualified Joint and Survivor Annuity shall be paid monthly to the Participant in an amount equal to one-twelfth (1/12) of the reduced amount provided in this Subsection and shall be paid monthly to the Participant's surviving Spouse in an amount equal to one-twelfth (1/12) of half the reduced amount provided in this Subsection after the Participant's death. The reduced pension payable to a Participant and his Spouse pursuant to the Qualified Joint and Survivor Annuity shall be the Actuarial Equivalent of the pension that would, except for this Subsection, be payable to the Participant for his lifetime.

                           (1) A Participant may elect to waive the Qualified Joint and Survivor Annuity and to have the pension payable to him under Article IV paid in a form provided in Subsection (a) of this Section or Section 5.3 (and may rescind such election) at any time during the ninety (90) day period ending on his Pension Commencement Date. An election to waive the Qualified Joint and Survivor Annuity may be revoked by the Participant at any time during such ninety (90) day period, and once revoked, another election may be made at any time thereafter during the election period. No such election to waive the

         Qualified Joint and Survivor Annuity shall be effective unless the Participant's Spouse consents in writing to such election and the election designates the alternative form of benefit in which the pension will be paid and, if applicable, any Beneficiary, other than the Spouse, which designation(s) may not be changed without the consent of the Participant's Spouse. The consent of the Participant's Spouse must acknowledge the effect of such election and be witnessed by a notary public. Any such consent shall not be required if the Participant elects the 100% Joint and Survivor option pursuant to
         Section 5.3(a)(iii), or if it is established to the satisfaction of the Committee that such consent cannot be obtained because there is no Spouse, because the Spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations. Any consent of a Spouse (or establishment that such consent cannot be obtained) under the provisions of this Paragraph shall be effective only with respect to such Spouse. Any election to waive the Qualified Joint and Survivor Annuity, and any revocation of such election, may be made solely by an instrument (in form acceptable to the Committee) signed by the Participant and filed with the Committee during the election period described in this Paragraph. If a Participant effectively waives the Qualified Joint and Survivor Annuity, the pension payable to such Participant shall be based on the amount of pension that would be payable to him pursuant to Subsection
         (a) of this Section, assuming that he had no Spouse.

                           (2) Effective as of January 1, 2000, the Plan Administrator shall provide each Participant, not more than ninety (90) days, nor less than thirty (30) days, before his Pension Commencement Date, a written explanation of:

                                    (A)      the terms and conditions of the
                  Qualified Joint and Survivor Annuity;

                                    (B)      the Participant's right to make,
                  and the effect of, an election provided in Paragraph (i) of this Subsection;

                                    (C)      the rights of a Participant's
                  Spouse under this Section;

                                    (D)      the right to make, and the effect
                  of, a revocation of an election under Paragraph (i) of this Subsection; and

                                    (E)      a general description of the
                  eligibility features and relative values of the optional forms of benefit described in Subsection (a) of this Section and
                  Section 5.3.

         Notwithstanding the foregoing, such explanation may be provided no less than eight (8) days before the Participant's Pension Commencement Date if the Participant (and the Participant's Spouse, unless the benefit is paid in the form of a Qualified Joint and Survivor Annuity) consent to a waiver of the 30-day notice requirement.

                  (c) The amounts payable to a Participant pursuant to this Section shall begin as of the first day of the month after such Participant shall have become entitled thereto pursuant to the provisions of the Plan, shall continue to be paid as of the first day of each month thereafter during his lifetime, and shall cease with the payment made as of the first day of the month in which such Participant dies. The amounts payable to a Spouse pursuant to Subsection (b) of this Section shall begin as of the first day of the month after the month in which the Participant dies, provided the Spouse is living on such day, shall continue to be paid as of the first day of each month thereafter during the surviving Spouse's lifetime, and shall cease with the payment made as of the first day of the month in which such Spouse dies.

                  (d) Notwithstanding the foregoing provisions of this Section, (i) in the event a Participant receiving a Qualified Joint and Survivor Annuity dies before he and his Spouse have been married for a period of at least one (1) year ending on the Participant's death, no benefit shall be payable to such Spouse under Subsection (b) of this Section, and the difference between the reduced pension theretofore in fact paid to the Participant and the pension that would have been paid to him if he had no Spouse at the time his pension commenced (determined by the Actuary) shall be paid in a lump sum to his Death Beneficiary, and (ii) if the Participant's Spouse dies (or their marriage is dissolved by absolute divorce, annulment or any other event) on or after the Participant's Pension Commencement Date and while the Participant is living but before the Participant and his Spouse have been married for a period of at least one (1) year ending on the Participant's death or other event that terminates the marriage, no benefit shall be payable to such Spouse under Subsection (b) of this Section, the pension payable to the Participant thereafter shall be increased to the amount that would have been payable to him if he had no Spouse at the time his pension commenced, and an appropriate additional payment shall be made to the Participant to reflect the difference between the reduced pension theretofore in fact paid to such Participant and the pension that would have been paid to him if he had no Spouse at the time his pension commenced (determined by the Actuary). If the Participant's Spouse dies on or after the Participant's Pension Commencement Date and while the Participant is living, the Qualified Joint and Survivor Annuity elected shall continue in force and the Participant's reduced pension shall not be increased thereby.

                  (e) If the Spouse of a Participant dies before the Participant's Pension Commencement Date, any deemed election by the Participant of the Qualified Joint and Survivor Annuity shall be null and void.

         5.3.     Optional Forms of Benefits

                  (a) Instead of the form of pension to which a Participant is or may become entitled pursuant to Section 5.2, a Participant who is eligible to receive a pension pursuant to Article IV may elect (subject to the provisions of this Section and to such procedural rules as may be adopted by the Committee) any one of the optional forms of benefits specified in Section 5.2 or the following paragraphs. Any such optional form of benefit shall be the Actuarial Equivalent of the pension otherwise payable for the Participant.

                           (1) Option 1 (Five-Year Certain): A Participant may elect to receive a reduced pension payable to him during his lifetime with the provision that, in the event of his death before he receives sixty (60) monthly payments, monthly pension payments will continue (at the same reduced rate) to his Death Beneficiary until the number of monthly payments made to his Death Beneficiary when added to the number of monthly pension payments made to the Participant, equals sixty (60); provided, however, that in the event there is no Death Beneficiary, any remaining payments shall be paid to the Participant's estate.

                           (2) Option 2 (Ten-Year Certain): A Participant may elect to receive a reduced pension payable to him during his lifetime with the provision that, in the event of his death before he receives one hundred twenty (120) monthly payments, monthly pension payments will continue (at the same reduced rate) to his Death Beneficiary until the number of monthly payments made to his Death Beneficiary, when added to the number of monthly pension payments made for the Participant, equals one hundred twenty (120); provided, however that in the event there is no Death Beneficiary, any remaining payments shall be paid to the Participant's estate.

                           (3) Option 3 (100% Joint and Survivor): A married Participant may elect to receive a reduced pension payable to him during his lifetime and, after his death, to have the same reduced amount payable to his surviving Spouse during the surviving Spouse's lifetime. Notwithstanding the foregoing, (A) in the event a Participant receiving payments pursuant to this Paragraph dies before he and his Spouse have been married for a period of at least one (1) year ending on the Participant's death, no benefit shall be payable to such Spouse under this Paragraph, and the difference between the reduced pension theretofore in fact paid to the Participant and the pension that would have been paid to him if he had no Spouse at the time his pension commenced (determined by the Actuary) shall be paid in a lump sum to his Death Beneficiary, and (B) if the Participant's Spouse dies (or their marriage is dissolved by absolute divorce, annulment or any other event) on or after the Participant's Pension Commencement Date and while the Participant is living but before the Participant and his Spouse have been married for a period of at least one (1) year ending on the Participant's death or other event that terminates the marriage, no benefit shall be payable to such Spouse under this Paragraph, the pension payable to the Participant thereafter shall be increased to the amount that would have been payable to him if he had no Spouse at the time his pension commenced, and an appropriate additional payment shall be made to the Participant to reflect the difference between the reduced pension theretofore in fact paid to such Participant and the pension that would have been paid to him if he had no Spouse at the time his pension commenced (determined by the Actuary). If the Participant's Spouse dies on or after the Participant's Pension Commencement Date and while the Participant is living, the option elected pursuant to this Paragraph shall continue in force and the Participant's reduced pension shall not be increased thereby.

                           (4) Option 4 (Lump Sum Option): (A) Effective as of January 1, 1999, a Participant may elect to receive a single lump sum cash payment of his benefit in accordance with Subsection (C) below. The actuarial assumptions used to determine such lump sum cash payment of a Participant's benefit shall be those specified in Section 2.3(c).

                                    (B)      For purposes of calculating the
                  lump sum cash payment payable to an Exempt Participant who has attained age 50 as of his Severance Date and whose age plus Vesting Years of Service as of his Severance Date is equal to or greater than 75, the applicable percentage used to reduce such Participant's normal retirement benefit payable at age 65 shall depend on the age of the Participant at the time the lump sum payment is to be made, as follows:

Age at Which Lump Sum Cash                     % of Normal Retirement
      Payment is Paid                             Accrued Benefit
      ---------------                             ---------------
           65                                         100%
           64                                          96%
           63                                          92%
           62                                          88%
           61                                          84%
           60                                          80%
           59                                          75%
           58                                          70%
           57                                          65%
           56                                          60%
           55                                          55%
           54                                          50%
           53                                          45%
           52                                          40%
           51                                          35%
           50                                          30%

                  The percentages provided in this Subsection shall be interpolated on the basis of months if a Participant's lump sum cash payment is calculated as of a fractional age. For purposes of this Subsection, fifteen days or more of a month shall constitute a whole month.

                  In no event shall the applicable percentage of a Participant's normal retirement benefit payable pursuant to this Subsection be less than the percentage payable using the actuarial assumptions specified in Section 2.3(c).

                           (C)      (I)      A Participant who terminates
                           employment (1) on or after his Normal Retirement Date, (2) on or after attaining age 55 with at least 10 Vesting Years of Service, or (3) if such Participant is an Exempt Participant, on or after attaining age 50 if age plus Vesting Years of Service is equal to or greater than 75, must elect to receive a lump sum cash payment within the ninety (90) day period ending on his Pension Commencement Date.

                                    (II)     A Participant who is eligible for a
                           deferred vested benefit pursuant to Section 4.4 must elect to receive a lump sum cash payment within ninety (90) days following receipt of the letter advising him of his entitlement to a deferred vested pension benefit and the amounts payable under the applicable options; otherwise, such Participant shall not again be eligible to commence receipt of his deferred vested pension benefit in the form of a lump sum cash payment until age 55 (if Vesting Years of Service were 10 or more years) or age 65 (if Vesting Years of Service were less than 10 years).

                                    (III)    A Participant who fails to elect a
                           lump sum cash payment during the election period specified in Subsections (iv)(C)(I) and (iv)(C)(II) shall receive his benefit in the normal annuity form of payment set forth in Section 5.2 or in an optional form of payment set forth in Subsection 5.3(a)(i), 5.3(a)(ii) or 5.3(a)(iii).

                                    (D)      This lump sum option provision
                  shall also apply to surviving spouses who qualify for either a Surviving Spouse Benefit pursuant to Section 4.5 or a Qualified Pre-retirement Survivor Annuity pursuant to Section
                  4.6 if the Employee was an active Participant in the Plan on or after January 1, 1999. Furthermore, this lump sum provision shall also apply to an Alternate Payee entitled to a pension benefit from the Plan pursuant to a qualified domestic relations order if the Employee whose benefit is impacted by the qualified domestic relations order was an active Participant in the Plan on or after January 1, 1999.

                  (b) A Retired Participant who is receiving benefits under Paragraph (i) or (ii) of Subsection (a) of this Section may change his Death Beneficiary after his Pension Commencement Date and, except as provided in
Section 5.2(b)(i), may make such change without the consent of his Death Beneficiary.

                  (c) If the Spouse of a Participant dies before the Participant's Pension Commencement Date, any election by the Participant under Paragraph (iii) of Subsection (a) of this Section shall be null and void.

         5.4.     Optional Forms-General

                  (a) An election of an option under Section 5.3 may be made (and may be rescinded) and the Participant's Death Beneficiary may be designated (and such designations may be changed), solely by an instrument (in form acceptable to the Committee) signed by the Participant and filed with the Plan Administrator while he is living and during the election period described in Section 5.2(b)(i). No election, rescission, designation or change under the provisions of this Section shall be effective with respect to a married Participant unless the same conditions specified in Section 5.2(b)(i) regarding the consent of a Participant's Spouse for the waiver of the Qualified Joint and Survivor Annuity are met.

                  (b) Except as otherwise provided in the Plan, any pension under the Plan shall be paid monthly as of the first of each month for which a pension is payable, but no pension shall be payable for a Participant, Death Beneficiary or Spouse unless he is living on the date his pension is to begin.

                  (c) The rules of the Administrative Committee with respect to optional forms of benefits may be changed by the Committee from time to time, but they shall be uniform in their application to all Participants who are similarly situated.

         5.5.     Immediate Distributions

                  Effective as of January 1, 1998, notwithstanding any other provision of the Plan to the contrary, if the lump-sum Actuarial Equivalent of a pension (determined as of the date of payment) payable to a Participant who is eligible to retire solely pursuant to Section 4.4 does not exceed Five Thousand Dollars ($5,000), such lump-sum Actuarial Equivalent shall be paid to the Retired Participant (or, if applicable, his Spouse) as soon as administratively feasible following the Retired Participant's Severance Date, without regard to any requirement for consent of the Retired Participant or his Spouse and whether or not an application for such pension has been filed pursuant to Section 5.1. If the lump-sum Actuarial Equivalent of the pension payable to a Retired Participant is zero, such pension shall be deemed to have been distributed pursuant to this Section. No interest shall be due on any pension payment by reason of the fact that it is not paid on or before the date it is payable, unless the pension payment is determined under Section 4.1(b)(iv) or Section 4.1(b)(v) and is made more than six (6) months after the date it is payable. A pension payment that is determined under Section 4.1(b)(iv) and Section 4.1(b)(v) and that is made more than six months after the date it is payable shall be adjusted annually by the lesser of an interest rate equal to five percent (5%) or the interest rate set forth in Section 2.3(c). For purposes of this Section, the term "pension" shall include any surviving spouse pension payable under Section 4.5 or 4.6.

         5.6.     Payment of Pensions

                  (a) No pension shall be payable for any Participant for any month on the first day of which he is an Employee, unless (i) during such month he completes fewer than forty (40) Hours of Service or receives payment for Hours of Service performed on less than eight (8) days after reemployment by the Controlled Group following his termination of employment with the Controlled Group after his Normal Retirement Date, or (ii) during such month he completes at least forty (40) Hours of Service or receives payment for Hours of Service performed on at least eight (8) days after reemployment by the Controlled Group following his termination of employment with the Controlled Group after his Normal Retirement Date and the Plan Administrator has not given him notice in accordance with applicable law that pension payments to him are being withheld pursuant to this Section. If a pension becomes payable to an Employee pursuant to Paragraph (ii) of this Subsection during a Plan Year, the benefit accruals, if any, required by the Plan for such Plan Year with respect to such Employee shall, in accordance with regulations promulgated by the Secretary of the Treasury, be treated as satisfied to the extent of the Actuarial Equivalent of such pension payments.

                  (b) All distributions under the Plan shall be made in the form of cash payments made directly to the Participant or Death Beneficiary.

                  (c) Notwithstanding Subsection (b) of this Section, to the extent that a distribution pursuant to Section 5.5 is an Eligible Rollover Distribution, the Participant, Death Beneficiary (provided such Beneficiary is a Spouse) or, if applicable, alternate payee (as defined in Code Section 414(p)) who will receive such Eligible Rollover Distribution may elect a direct rollover of that Distribution into an "eligible retirement plan" (as defined in (f) below). A direct rollover is a payment made by the Plan to an eligible retirement plan specified by the Participant, Spouse or alternate payee pursuant to Code Section 401(a)(31) and the regulations thereunder.

                  (d) The Plan Administrator shall provide a Participant, Spouse or alternate payee who will receive an Eligible Rollover Distribution with a written notice describing his rights under this Section, such other information required to be provided under Code Section 402(f), and, if applicable, the right to defer receipt of such Distribution no less than thirty
(30) nor more than ninety (90) days before the date scheduled for payment of such Distribution; provided, however, if the Distribution is made pursuant to
Section 5.5, a Participant, Spouse or alternate payee may elect to waive such thirty (30) day requirement if (i) he is clearly informed by the Plan Administrator of his right to a period of at least thirty (30) days after receiving the written notice to consider a particular form of benefit and (ii) after receiving the written notice, he affirmatively elects the distribution. Nothing contained in this Subsection shall be construed to accelerate the timing of a distribution or withdrawal otherwise provided in the Plan.

                  (e) The Administrative Committee shall adopt, and may amend from time to time, rules of uniform application governing payments pursuant to this Section.

                  (f) For periods prior to January 1, 2002, the term "eligible retirement plan" has the meaning assigned to such term under Code
Section 401(a)(31)(E). Effective January 1, 2002, the term "eligible retirement plan" means any of the following plans that accepts a Participant's Eligible Rollover Distribution: (a) an individual retirement account described in Code
Section 408(a); (b) an individual retirement annuity described in Code Section 408(b); (c) an annuity plan described in Code Section 403(a); (d) a qualified trust described in Code Section 401(a); (e) an annuity contract described in Code Section 403(b); and (f) an eligible plan under Code Section 457(b) which is maintained by a State, political subdivision of a State, or any agency or instrumentality of a State or political subdivision of a State and which agrees to separately account for amounts transferred into such plan from this Plan. However, in the case of an Eligible Rollover Distribution made before January 1, 2002 to a surviving spouse, an Eligible Retirement Plan is an individual retirement account described in Code Section 408(a) or an individual retirement annuity described in Code Section 408(b).

         5.7.     Reemployment of Retired Participants

                  (a) If a Retired Participant is reemployed by a Controlled Group Member, (i) pension payments to him, if any, shall cease (A) if the termination of his employment with the Controlled Group that made him eligible to receive a pension under the Plan (hereinafter in this Section referred to as his "original termination of employment") occurred before his Normal Retirement Date, until his subsequent termination of employment with the Controlled Group or (B) if his original termination of employment occurred on or after his Normal Retirement Date, for each month in which he completes at least forty (40) Hours of Service or receives payment for Hours of Service performed on at least eight (8) days (provided he has been given the notice described in Section 4.1(d)(ii)), (ii) he shall be recredited with the Eligibility Years of Service, Benefit Years of Service and Vesting Years of Service he had at the time of his original termination of employment and (except as provided in Paragraph (iii) of this Subsection and Section 4.1(d)) he shall be treated for purposes of the Plan as if he had not previously terminated employment with the Controlled Group, and (iii) upon his subsequent termination of employment with the

Controlled Group and his filing of a proper application pursuant to Section 5.1, or upon becoming entitled to receive a pension as provided in Section 4.1(d) in the case of a Retired Participant referred to in Subparagraph (B) of Paragraph
(i) of this Subsection, he shall be entitled to a pension based on his total Benefit Years of Service and Vesting Years of Service and on the provisions of the Plan as then in effect if he then meets the other requirements for a pension under the Plan; provided, however, that the pension payable upon his subsequent termination with respect to his Period of Service prior to his original termination of employment shall not be less than it would have been if he had not been so reemployed; and provided further if the pension payable to him upon his original termination of employment commenced before such reemployment, there shall be deducted from the amount of his new monthly pension (and that of his Beneficiary in the event of his death) during the period it is paid to him (and his Beneficiary) an amount which is the Actuarial Equivalent of the pension payments previously paid to or for the Participant.

                  (b) If pension payments are not suspended pursuant to this Section for such an Employee, the benefit accruals required by the Plan with respect to his Service after his Normal Retirement Date shall be treated as satisfied to the extent of the Actuarial Equivalent of such pension payments; provided, however, that this Subsection shall not apply to a reemployed Participant whose original termination of employment occurred on or after his Normal Retirement Date if payments are not suspended because such Participant fails to complete at least forty (40) Hours of Service or receive payment for Hours of Service performed on at least eight (8) days.

         5.8.     Latest Time for Distribution

                  (a) The payment of benefits under the Plan to a Participant shall begin as provided in the preceding Sections of this Article, but (subject to the consent requirements of Section 5.1) in no event later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occurs:

                           (1) the date the Participant attains his Normal Retirement Date;

                           (2) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan or the Prior Plan; or

                           (3) the date of the Participant's termination of employment with the Controlled Group.

                  (b) Notwithstanding any other provision of the Plan, to the extent required under Code Section 401(a)(9):

                           (1)      Effective as of March 31, 2000, any
         Participant who (A) is a 5% owner (as defined in Code Section 416) or
         (B) attains age 70 1/2 prior to March 31, 2000, or (C) has terminated employment with the Controlled Group and who has not commenced to receive distribution of his entire interest under the Plan as of April 1 of the calendar year following the calendar year in which he attains age 70 1/2, will commence to receive distribution of such entire interest under the Plan as of such date, based on the amount of such Participant's entire interest under the Plan as of such date. The entire interest under the Plan of any other Participant must commence to be distributed no later than the April 1 of the year following the year in which he terminates employment with the Controlled Group.

                           (2) If distribution of a Participant's interest under the Plan has begun and such Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed to his Death Beneficiary at least as rapidly as under the method of distribution being used as of the date of his death.

                           (3)      If a Participant dies before the
         distribution of his interest under the Plan has begun, the entire interest of the Participant shall be distributed to his Death Beneficiary by December 31 of the year in which occurs the fifth (5th) anniversary of such Participant's death; provided, however, that such five (5) year rule shall not be applicable to any portion of the Participant's interest under the Plan that is payable to any individual designated by the Participant as his Beneficiary if (A) such portion will be distributed beginning not later than one (1) year after the date of the Participant's death (in accordance with regulations prescribed by the Secretary of the Treasury) over the life of such Beneficiary (or over a period not extending beyond the life expectancy of such Beneficiary), or (B) such Beneficiary is the Participant's surviving Spouse and such distributions to such surviving Spouse begin not later than the December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2).

                           (4) The entire interest of a Participant described in this Subsection shall be distributed in the manner described in Articles IV and V hereof, treating the date described in Paragraph (i) of this Subsection as the Participant's Pension Commencement Date. Without limiting the generality of the foregoing, a Participant required to commence receiving his pension pursuant to Paragraph (i) of this Subsection shall be permitted to elect to receive such pension in any optional form of benefit available under Article IV, provided that any applicable spousal consent requirements are satisfied with respect to such election.

                           (5) If a Participant accrues any additional benefits under the Plan after the date described in Paragraph (i) of this Subsection, such additional benefits shall commence to be distributed, in the same form as the pension then currently being paid to such Participant, beginning with the first monthly payment made in the calendar year following the calendar year in which such additional benefits accrue. Notwithstanding the foregoing, such additional benefit accruals shall be offset (in whole or in part), in accordance with the regulations promulgated by the Secretary of the Treasury, by any benefit payments then being made to the Participant hereunder.

                           (6) The entire interest under the Plan of a Participant who attains age 70 1/2 after March 31, 2000, who terminates employment with the Controlled Group after attaining age 70 1/2 and whose payment of such entire interest under the Plan is delayed until such termination of employment shall be actuarially increased to take into account the period after age 70 1/2 in which the Participant was not receiving benefits under the Plan.

                  (c) Distributions under the Plan shall be made in accordance with the provisions of Code Section 401(a)(9) and Treasury Regulations issued thereunder, including Treasury Regulation Section 1.401(a)(9)-2, which provisions are hereby incorporated into the Plan by reference, provided that such provisions shall override the other distribution provisions of the Plan only to the extent that such other Plan provisions provide for distribution that is less rapid than required under such provisions of the Code and regulations. Nothing contained in this Section shall be construed as providing any optional form of payment that is not available under the other distribution provisions of the Plan.

         5.9.     Provision Pursuant to Internal Revenue Code Section 401(a)(15)

                  In the case of a Participant or Beneficiary who is receiving benefits under the Plan, or in the case of a Participant who is separated from service and who has nonforfeitable rights to benefits, such benefits shall not be decreased by reason of any increase in the benefit levels payable under Title II of the Social Security Act or any increase in the wage base under such Title II, if such increase takes place after the earlier of the date of first receipt of such benefits or the date of such separation, as the case may be.

                                   ARTICLE VI

                             EMPLOYER CONTRIBUTIONS

         6.1.     No Contributions by Employees

                  All contributions to the Trust shall be made by the Employers. No contributions may be made by any Employee.

         6.2.     Contributions to the Trust Fund

                  Each Employer shall contribute and pay into the Trust Fund in cash or, to the extent permitted by applicable law, in property of any kind, to be held and administered in trust pursuant to the terms of the Plan, such amounts as the Company shall determine on advice of the Actuary but in no event less than the minimum amount required by the minimum funding standards set forth in Code Section 412, all as determined by the Actuary, and at such times as may be required by applicable law. The value of any property so contributed shall be its fair market value at the time it is so contributed. Each such contribution shall be made on the condition that the contribution is deductible under Code
Section 404(a)(1) (or any successor thereto).

         6.3.     Return of Contributions to Employers

                  (a) Except as specifically provided in this Section or in the other Sections of the Plan, the Trust Fund shall never inure to the benefit of the Employers and shall be held for the exclusive purposes of providing benefits to Employees, Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan.

                  (b) If a contribution to the Trust Fund is made by an Employer by a mistake of fact, the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake of fact shall be returned to such Employer within one (1) year after the payment of such contribution. If a contribution to the Trust Fund is made by an Employer that is not fully deductible under Code Section 404 (or any successor thereto), such contribution, to the extent the deduction therefor is disallowed, shall be returned to the Employer within one (1) year after the disallowance of the deduction. Earnings attributable to contributions returned to an Employer pursuant to this Subsection may not be returned, but losses attributable thereto shall reduce the amount to be returned.

         6.4.     Funding Policy

                  The Committee, as a Named Fiduciary, shall (a) determine, establish and carry out a funding policy and method consistent with the objectives of the Plan and the requirements of applicable law, and (b) furnish from time to time to the person responsible for the investment of assets held in the Trust information such Committee may have relative to the Plan's probable short-term and long-term financial needs, including any probable need for short-term liquidity, and such Committee's opinion (if any) with respect thereto.

         6.5.     No Duty to Enforce Payment

                  Neither the Trustee nor the Committee nor any other person shall be under any duty to inquire into the correctness of the amount contributed and paid over to the Trustee hereunder, nor shall the Trustee or the Committee or any other person be under any duty to enforce the payment of the contributions to be made hereunder by any Employer.

                                  ARTICLE VII

            ADMINISTRATION OF THE PLAN AND FIDUCIARY RESPONSIBILITIES

         7.1.     Responsibility for Administration

                  (a) Except to the extent that particular responsibilities are otherwise assigned or delegated to other Fiduciaries under the Plan, the Committee shall be responsible for the administration of the Plan. Each other Fiduciary shall have only such powers, duties, responsibilities and authorities as are specifically conferred upon him pursuant to provisions of the Plan. Any person may serve in more than one fiduciary capacity with respect to the Plan or Trust Fund, if pursuant to the Plan, he is assigned or delegated any multiple fiduciary capacities.

                  (b) In establishing the discretion, authority and responsibility of the Committee, it is the intent of the Company to grant the Committee the broadest possible powers to interpret and administer the Plan so that judicial review of the Committee's decisions is limited to the extent allowed by law and maximum deference is given to all the Committee's decisions under the Plan.

         7.2.     Named Fiduciaries

                  For the purposes of the Plan, the Named Fiduciaries shall be the Committee and the Trustee (and Roadway LLC for periods prior to January 1, 2003). The Company may, by written instrument, designate any other person or persons as a Named Fiduciary or Named Fiduciaries to perform functions specified in such instrument (or in a delegation pursuant to Section 7.3) that relate to the administration of the Plan, provided such designee accepts such designation. Such a designation may be terminated at any time by notice from the Company to the designee or by notice from the designee to the Company.

         7.3.     Delegation of Fiduciary Responsibilities

                  (a) The Committee may delegate to any person or persons any one or more of its powers, functions, duties and/or responsibilities with respect to the Plan or the Trust Fund.

                  (b)      Any delegation pursuant to Subsection (a) of this
Section 7.3 shall be signed on behalf of the Committee and delivered to and accepted in writing by the delegatee, (ii) shall contain such provisions and conditions relating to such delegation as the Committee deems appropriate, (iii) shall specify the powers, functions, duties and/or responsibilities therein delegated, (iv) may be amended from time to time by written agreement signed on behalf of the Committee and by the delegatee and (v) may be revoked (in whole or in part) at any time by written notice from one party to the other. A fully executed copy of any instrument relating to any delegation (or revocation of any delegation) under the Plan shall be filed with each of the Named Fiduciaries.

         7.4.     Immunities

                  Except as otherwise provided in Section 7.5 or by applicable law, (a) no Fiduciary shall have the duty to discharge any duty, function or responsibility that is specifically assigned exclusively to another Fiduciary or Fiduciaries by the terms of the Plan or is delegated exclusively to another Fiduciary or Fiduciaries pursuant to procedures for such delegation provided for in the Plan; (b) no Fiduciary shall be liable for any action taken or not taken with respect to the Plan or Trust Fund except for his own negligence or willful misconduct; (c) no Fiduciary shall be personally liable upon any contract or other instrument made or executed by him or on his behalf in the administration of the Plan or Trust Fund; (d) no Fiduciary shall be liable for the neglect, omission or wrongdoing of another Fiduciary; and (e) any Fiduciary may rely and shall be fully protected in acting upon the advice of counsel, who may be counsel for any Controlled Group Member, upon the records of a Controlled Group Member, upon the opinion, certificate, valuation, report, recommendation or determination of the certified public accountants appointed to audit a Controlled Group Member's financial statements, or upon any certificate, statement or other representation made by an Employee, a Participant, a Beneficiary or the Trustee concerning any fact required to be determined under any of the provisions of the Plan.

         7.5.     Limitation on Exculpatory Provisions

                  Notwithstanding any other provision of the Plan, no provision of the Plan shall be construed to relieve (or have the effect of relieving) any Fiduciary from any responsibility or liability for any obligation, responsibility or duty imposed on such Fiduciary by Part 4 of Title 1 of ERISA.

         7.6.     Administrative Committee-Organization

                  The Company shall appoint the Committee to perform the duties hereinafter set forth. The Committee shall consist of three (3) or more individuals who have accepted appointment thereto. The members of the Committee shall serve at the discretion of the Company and may resign by delivering written resignation to the Company. Vacancies in the Committee arising for any reason shall be filled by the Company, provided that any vacancy unfilled for thirty (30) days may be filled by a majority vote of the remaining members of the Committee.

         7.7.     Compensation

                  The members of the Committee shall serve without compensation, but all reasonable expenses of the Committee shall be paid from the Trust Fund unless the Company makes such payments directly.

         7.8.     Qualification

                  Members of the Committee shall not be disqualified from acting because of any interest, benefit or advantage, inasmuch as it is recognized that the members may be Employees of the Employer and Participants in the Plan; provided, however, that no member of the Committee shall have any right to vote upon or decide any matter relating solely to his own rights under the Plan.

         7.9.     Interpretation of the Plan and Findings of Facts

                  Effective as of January 1, 2000, the Committee shall have the sole and absolute discretion to interpret the provisions of the Plan (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies or ambiguities in, the language of the Plan), to make factual findings with respect to any issue arising under the Plan, to determine the rights and status under the Plan of Participants and other persons, to decide disputes arising under the Plan and to make any determinations and findings (including factual findings) with respect to the benefits payable thereunder and the persons entitled thereto as may be required for the purposes of the Plan. In furtherance thereof, but without limiting the foregoing, the Committee is hereby granted the following specific authorities, which it shall discharge in its sole and absolute discretion in accordance with the terms of the Plan (as interpreted, to the extent necessary, by the Committee):

                  (a) to resolve all questions (including factual questions) arising under the provisions of the Plan as to any individual's entitlement to become a Participant;

                  (b) to determine the amount of benefits, if any, payable with respect to any person under the Plan (including to the extent necessary, making factual findings with respect thereto); and

                  (c)      to conduct the claims procedures specified in Article
VIII.

All decisions of the Committee as to the facts of any case, and the application thereof to any case, as to the interpretation of any provision of the Plan or its application to any case, and as to any other interpretative matter or other determination or question under the Plan shall be final and binding on all parties affected thereby, subject to the provisions of Article VIII.

         7.10.    Operation of the Committee

                  (a)      (1)      The Committee shall act only by a majority
vote of its members present at a meeting at which a quorum is present or by the unanimous written consent of all of its members without a meeting. A quorum for any meeting of the Committee shall be a majority of its members in office at that time. No member shall act by proxy unless by proxy given in writing to another such committee member.

                           (2) The Committee may appoint a Chairman and a Secretary from among its members. It shall authorize one (1) or more of its members to execute any document on its behalf, in which event the Committee shall notify the Trustee in writing of such action and the names of its members so designated. The Trustee thereafter shall accept and rely upon any document executed by such members as representing action by the Committee until the Committee shall file with the Trustee a written revocation of such designation.

                           (3) Consistent with the foregoing, the Committee may adopt such by-laws and regulations as it deems desirable for the conduct of its affairs and it may appoint such accountants, counsel, specialists and other persons as it deems necessary or desirable in connection with its duties and responsibilities under the Plan.

                  (b) The Committee shall keep a record of all of its proceedings and acts and all such books of account, records and other data as may be necessary for administration of the Plan as provided herein. The Committee shall notify the Trustee and the Board of Directors of any action taken by the Committee and, when necessary or required, any other interested person.

         7.11.    Correction of Errors

                  Notwithstanding anything herein to the contrary, the Plan Administrator and/or the Committee may take such actions or permit such actions to be taken as are necessary and reasonably calculated to correct an administrative error made by an Employer, the Plan Administrator, the Committee or any other Fiduciary.

                                  ARTICLE VIII

                                CLAIMS PROCEDURES

         8.1.     Claims

                  (a) Any Participant or Beneficiary (a "Claimant") who believes that he is entitled to receive a benefit under the Plan that he has not received may file a written claim with the Committee (on the form furnished by the Committee) specifying the basis for his claim and the facts upon which he relies in making such claim. Such claim must be signed by the Claimant or his authorized representative and shall be deemed filed when delivered to any member of the Committee. The Claimant may have representation by a duly authorized representative at any time.

                  (b) If such claim is wholly or partially denied, within a reasonable period of time (but not more than ninety (90) days) after such claim is filed (plus an additional period of up to ninety (90) days if the Committee determines that special circumstances require an extension of time for processing the claim and if notice of the extension indicating the special circumstances requiring the extension of time and the date by which the Committee expects to render its decision is given to the Claimant within the first ninety (90) day period), the Committee shall cause written notice to be provided to the Claimant of the total or partial denial of such claim. Such notice shall be written in a manner calculated to be understood by the Claimant and shall advise the Claimant of:

                           (1) The specific reason(s) for the denial of the claim;

                           (2) Specific reference(s) to pertinent Plan provisions on which the denial of the claim was based;

                           (3) A description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

                           (4) An explanation of the review procedures specified in Section 8.2 and the time limits applicable to such procedures, including a statement of the Claimant's right to bring a civil action under ERISA Section 502 in the event of an adverse determination on review.

         8.2.     Review of Claims

                  (a) Within sixty (60) days after the Claimant receives written denial of his claim, the Claimant may appeal such denial by filing with the Committee a written request for a review of such claim (on the form provided by the Committee). In connection with such review, the Claimant shall be entitled to (i) submit written comments, documents, records and other information relating to his claim, (ii) receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the Claimant's claim, and (iii) a review by the Committee that takes into account all comments, documents, records and other information submitted by the Claimant relating to his claim, without regard to whether such information was submitted or considered in the initial benefit determination. If the Claimant does not file such a request with the Committee within such sixty (60) day period, the Claimant shall be conclusively presumed to have accepted as final and binding the initial decision of the Committee on his claim.

                  (b) If such an appeal is so filed within such sixty (60) days, the Committee shall (i) conduct a full and fair review of such claim and
(ii) provide to the Claimant a written decision on the matter based on the facts and pertinent provisions of the Plan within a reasonable period of time (but not more than sixty (60) days) after the receipt of the request for review unless the Committee determines that special circumstances require an extension of time, in which case such decision shall be rendered not later than one hundred twenty (120) days after receipt of such request. If an extension of time for review is required, written notice of the extension indicating the special circumstances requiring the extension of time and the date by which the Committee expects to render its decision shall be furnished to the Claimant within the initial sixty (60) day period. In the event an extension is granted due to the Claimant's failure to submit information necessary to decide a claim, the period for making the benefit determination shall be tolled from the date on which the notice of extension is sent to the Claimant until the date on which the Claimant responds to the request for additional information.

                  (c) Such decision, if it is adverse to the Claimant, shall be written in a manner calculated to be understood by the Claimant, and such written decision shall (i) state the specific reason(s) for the decision,
(ii) make specific reference(s) to pertinent provisions of the Plan on which the decision is based, (iii) contain a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the Claimant's claim for benefits; and (iv) contain a statement of the Claimant's right to bring an action under ERISA Section 502(a).

                  (d) During such full review, the Claimant or his duly authorized representative shall be given an opportunity to review documents that are pertinent to the Claimant's claim and to submit issues and comments in writing.

         8.3.     Delegation of Committee's Duties

                  To the extent that the Committee delegates its duties under
Section 8.1 or 8.2 to any person or persons pursuant to Section 7.3, such person or persons shall have the same powers to interpret the Plan and make factual findings with respect thereto as are granted to the Committee under Section 7.9.

                                   ARTICLE IX

                            AMENDMENT AND TERMINATION

         9.1.     Right to Amend or Terminate

                  The Company has reserved, and does hereby reserve, the right at any time, without the consent of any Employer or of the Participants, Beneficiaries or any other person, through action of the Board of Directors, (a) to terminate the Plan, in whole or in part or as to any or all of the Employers or as to any designated group of Employees, Participants and their Beneficiaries, or (b) to amend the Plan, in whole or in part. No such termination or amendment shall decrease the amount of Employer contributions to be made by an Employer on account of any period preceding such termination. The Plan may be amended only by the Company. No amendment shall increase the duties or liabilities of the Trustee without the Trustee's written consent or violate
Section 411(d)(6) of the Code.

         9.2.     Procedure for Termination or Amendment

                  Any termination or amendment of the Plan pursuant to Section
9.1 shall be expressed in an instrument executed by the Company and shall become effective as of the date designated in such instrument or, if no date is so designated, on the date of its execution.

         9.3.     Distribution Upon Termination

                  If the Plan shall be terminated by the Company as to all Employers, no contributions shall thereafter be required to be made to the Trust Fund, except as otherwise required by applicable law, and the assets remaining in the Trust Fund (available to provide benefits) shall be allocated in accordance with applicable law for the purposes of paying benefits provided for in the Plan. After all liabilities of the Plan to Participants and their Beneficiaries have been satisfied, any residual assets remaining in the Plan shall be distributed to the Employers participating in the Plan at the time of termination, in such proportions as may be agreed upon by the Employers, in accordance with applicable law.

         9.4.     Amendment Changing Vesting Schedule

                  (a) If any Plan amendment changes any vesting schedule under the Plan, each Participant having not less than three (3) Vesting Years of Service shall be permitted to elect, during the election period described in Subsection (b) of this Section, to have his nonforfeitable percentage computed under the Plan without regard to such amendment.

                  (b) Such election period shall begin on the date the Plan amendment is adopted and shall end no earlier than the latest of the following dates: (i) the date that is sixty (60) days after the day the Plan amendment is adopted, (ii) the date that is sixty (60) days after the day the Plan amendment becomes effective or (iii) the date that is sixty (60) days after the day the Participant is issued written notice of the Plan amendment by the Committee.

                  (c) For purposes of Subsection (a) of this Section, a Participant shall be considered to have completed three (3) Vesting Years of Service if such Participant has completed three (3) Vesting Years of Service, whether or not consecutive, without regard to the exceptions of Code Section 411(a)(4), prior to the expiration of the election period described in Subsection (b) of this Section.

                  (d) Notwithstanding the foregoing, the election provided in Subsection (a) of this Section will not be provided to any Participant whose nonforfeitable percentage under the Plan, as amended, cannot be less than such percentage determined without regard to such amendment.

         9.5.     Nonforfeitable Amounts

                  Notwithstanding any other provision of the Plan, upon the termination or partial termination of the Plan or upon complete discontinuance of contributions under the Plan, the rights of all Participants to benefits accrued to the date of such termination or partial termination or discontinuance, to the extent then funded, shall be nonforfeitable to the extent they do not exceed any limitation on such benefits in Article X.

         9.6.     Prohibition on Decreasing Accrued Benefits

                  No amendment to the Plan (other than an amendment described in Code Section 412(c)(8)) shall have the effect of decreasing the Accrued Benefit of any Participant. For purposes of the preceding sentence, a Plan amendment that has the effect of (a) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in regulations of the Secretary of the Treasury) or (b) eliminating an optional form of benefit (except as permitted by any such regulations) with respect to benefits attributable to service before the amendment, shall be treated as decreasing Accrued Benefits; provided, however, that in the case of a retirement-type subsidy this sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy.

                                   ARTICLE X

                 LIMITATION ON BENEFITS OF CERTAIN PARTICIPANTS

         10.1.    Restriction of Benefits on Plan Termination

                  Notwithstanding any other provision of this Plan to the contrary, in the event of a termination of the Plan, the benefit of any Highly Compensated Employee (and former Highly Compensated Employee) shall be limited to a benefit that is nondiscriminatory under Code Section 401(a)(4).

         10.2.    Restriction on Plan Distribution

                  (a) Notwithstanding any other provision of the Plan, the annual payments provided by the Plan with respect to any Participant who is a Highly Compensated Employee or former Highly Compensated Employee and who is one of the twenty-five (25) highest paid Employees of the Controlled Group (a "Restricted Participant") shall be restricted to an amount equal in each year to the payments that would be made on behalf of the Restricted Participant under a single life annuity that is the Actuarial Equivalent of the sum of (i) the Restricted Participant's Accrued Benefit and (ii) the Restricted Participant's other benefits under the Plan.

                  (b) The limitations described in Subsection (a) of this Section shall not apply if (i) after payment to a Restricted Participant of all of his benefits under the Plan, the value of Plan assets equals or exceeds one hundred ten percent (110%) of the value of current liabilities, (ii) prior to payment to a Restricted Participant of all of his benefits under the Plan, the value of the Restricted Participant's benefits is less than one percent (1%) of the value of the Plan's current liabilities or (iii) the value of all benefits payable to the Restricted Participant under the Plan does not exceed Five Thousand Dollars ($5,000).

         10.3.    Miscellaneous Provisions

                  (a) For purposes of this Article, the term "former Highly Compensated Employee" shall mean a former Employee described in Code Section 414(q)(9); the term "current liabilities" shall mean those liabilities described in Code Section 412(l)(7); and the term "benefit" shall mean the Accrued Benefit of a Restricted Participant, loans in excess of the amount specified in Code
Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided for by insurance on the Employee's life.

                  (b) The provisions of this Article are meant to comply with the requirements of Treasury Regulation Section 1.401(a)(4)-5(b) and shall be interpreted accordingly.

                                   ARTICLE XI

                                  MISCELLANEOUS

         11.1.    Employment Not Affected

                  Nothing contained in this Plan shall constitute or be construed as a contract of employment between any Employer and any Employee or Participant and all Employees shall remain subject to discipline, discharge and layoff to the same extent as if the Plan had never gone into effect. An Employer by adopting the Plan, making contributions to the Trust Fund or taking any other action with respect to the Plan does not obligate itself to continue the employment of any Participant or Employee for any period or, except as expressly provided in the Plan, to make any payments into the Trust Fund.

         11.2.    Inalienability

                  No right or interest of any kind of a Participant or Beneficiary in the Trust Fund may be assigned, alienated, transferred, pledged or anticipated or subject to encumbrance, garnishment, attachment, execution or levy of any kind, voluntary or involuntary, or any other legal or equitable process and any attempt so to assign, alienate, transfer, pledge, anticipate, encumber, garnish, attach or levy shall be void. Notwithstanding the foregoing, this Section shall not preclude the Trustee from complying with a qualified domestic relations order (as defined under Code Section 414(p)). The Committee shall develop procedures to determine whether a domestic relations order is qualified under Code Section 414(p). Effective for judgments, orders, decrees or settlements issued on or after August 5, 1997, notwithstanding any provision of the Plan to the contrary, the Plan shall honor a judgment, order, decree or settlement providing for the offset of all or a part of a Participant's benefit under the Plan, to the extent permitted under Code Section 401(a)(13)(C); provided that the requirements of Code Section 401(a)(13)(C)(iii) relating to the protection of the Participant's Spouse (if any) are satisfied.

         11.3.    Incapacity to Receive Payment

                  In the event that the Committee finds that any Participant or Beneficiary entitled to receive benefits hereunder is (at the time such benefits are payable) unable to care for his affairs because of a physical, mental, or legal incompetence, the Committee may, in its sole discretion, cause any payment due him, for which prior claim has not been made by a duly qualified guardian or other legal representative, to be paid to such one or more persons as may be chosen by the Committee from among the following: the institution maintaining or responsible for the maintenance of such Participant or Beneficiary, his Spouse, his children, or other relatives by blood or marriage. Any payment made pursuant to this Section shall be a complete discharge of all liability under the Plan with respect to such payment.

         11.4.    Unclaimed Benefits

                  Subject to the provisions of Article VIII, when the Committee is unable to locate a person entitled to payment of a benefit hereunder, the Committee, upon request of the Trustee or at its own instance, shall mail by registered or certified mail to such distributee (at his last known address) a written demand for his current address, or for satisfactory evidence of his continued life, or both. If such distributee shall fail to furnish such information to the Committee within five (5) years from the date of such demand, then such benefit shall be forfeited; provided, however, that such benefit shall be reinstated and payment of the benefits that had previously been forfeited (retroactive to the latest date upon which a payment of benefits under the Plan could have commenced under the provisions of Section 5.8(a)) shall be made to the party entitled to such benefits no later than sixty (60) days after a proper claim for such benefits has been made by such person.

         11.5.    Dissolution, Merger or Consolidation of the Company

                  In the event of a dissolution, merger or consolidation of the Company, provision may be made by the successor person for the continuance of this Plan. In such event, such successor person shall be substituted as the Company under the Plan upon the execution of an instrument authorizing such substitution, executed on behalf of the Company and such successor. A copy of such instrument, accompanied by a duly certified copy of a resolution of the Board of Directors authorizing such substitution, shall be delivered to the Trustee and shall constitute authority to the Trustee to recognize such substituted person in place of the Company hereunder.

         11.6.    Action by the Company

                  Wherever the Company is authorized to act under the Plan, such action shall be taken, unless otherwise provided in the Plan, by written instrument executed by an officer of the Company. The Trustee may rely on any instrument so executed as being validly authorized and as properly evidencing the action of the Company.

         11.7.    Limitation to Rights Created Under the Plan

                  Except as otherwise provided by controlling law, neither the Company, any Employer, the Trustee, the Committee, nor a Participant shall have any legal or equitable right or claim against the other unless the same is specifically provided for herein or conferred by affirmative action in accordance herewith.

         11.8.    Recourse Against Officers, Directors or Stockholders

                  Except as otherwise provided by controlling law, no recourse under any provision of this Plan shall be had against an agent, Employee, officer, director or stockholder of a Controlled Group Member, past, present or future; and all such agents, Employees, officers, directors and stockholders are hereby released from all liability hereunder, as a condition of and a part of the consideration for the execution hereof, the contributions hereunder by the Company or an Employer, and the participation in the Plan by the Participants.

         11.9.    Interpretation

                  (a) The Plan shall be governed, construed and administered according to the laws of the State of Ohio, except to the extent preempted by applicable federal law.

                  (b) Headings have been inserted in this Plan for purposes of convenience only and shall not be taken as limiting or extending the meaning of any provision.

         11.10.   Severability

                  If any provision of this Plan or the application thereof to any circumstance or person is invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan or the application of such provision to other circumstances or persons, and the Plan and the application of such provisions to other circumstances or persons shall not be affected thereby.

         11.11.   Counterparts

                  This Plan may be executed in any number of counterparts, each of which shall be deemed an original, and the counterparts shall constitute one and the same instrument, which shall be sufficiently evidenced by any one thereof.

         11.12.   Plan Merger or Transfer of Assets

                  There shall not be any merger or consolidation of the Plan with, or the transfer of assets or liabilities of the Plan to any other plan (other than as permitted in Section 5.6(c)), unless each Participant of the Plan would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated). The Company reserves the right to merge or consolidate this Plan with, and to transfer the assets of the Plan to, any other Plan, without the consent of any other Employer.

         11.13.   Indemnification

                  In addition to any rights of indemnification under the Certificate of Incorporation or Code of Regulations of the Company, under any provisions of law, or under any other agreement that may be given to the

Committee, the Board of Directors or any other person to whom any power, authority or responsibility of the Company is delegated pursuant to this Plan (other than the Trustee), the Company shall satisfy any liability actually and reasonably incurred by such person, including expenses, reasonable attorneys' fees, judgments, fines and amounts paid in settlement. This right to indemnification shall apply in connection with any threatened, pending or completed action, suit or proceeding that is related to the exercise or failure to exercise by such person any of the powers, authorities, responsibilities or discretion provided under the Plan or reasonably believed by such person to be provided hereunder and any action taken by such person in connection therewith, but only if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Participants or, with respect to any criminal actions or proceedings, if he had no reasonable cause to believe his conduct was unlawful. The termination of any suit, action or proceeding by judgment, order, settlement, conviction or a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that such person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Participants or, with respect to any criminal action or proceedings, that he had no reasonable cause to believe that his conduct was unlawful.

         11.14.   Service of Process/Necessary Parties

                  (a) The Committee shall serve as the agent upon whom legal process may be served under ERISA.

                  (b) In any action or other judicial proceeding affecting the Trust, the Trustee and the Company shall be included as necessary parties.

         11.15.   EGTRRA

                  Effective January 1, 2002, the amendments to Sections 2.12, 2.20, 4.9, 4.11, 5.6(f) and 13.9 hereof which are effective January 1, 2002 (the "EGTRRA Amendments") (i) are intended to reflect the model amendments set forth in IRS Notice 2001-57 (or good faith modifications thereof) to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), (ii) are intended as good faith compliance with the requirements of EGTRRA and are to be construed in accordance with EGTRRA and the guidance issued thereunder, and (iii) shall supersede the other provisions of the Plan to the extent such other Plan provisions are inconsistent with the EGTRRA Amendments.

                                  ARTICLE XII

                  ADOPTION OF PLAN BY CONTROLLED GROUP MEMBERS

         12.1.    Adoption Procedure

                  Any Controlled Group Member may become an Employer under the Plan provided that (a) the Board of Directors approves the adoption of the Plan by the Controlled Group Member and designates the Controlled Group Member as an Employer; (b) the Controlled Group Member executes an Instrument of Adoption adopting the Plan, together with all amendments then in effect, upon appropriate resolutions of the board of directors of the Controlled Group Member; and (c) the Instrument of Adoption provides that the Controlled Group Member agrees to be bound by any other terms and conditions that may be required by the Board of Directors, provided that such terms and conditions are not inconsistent with the purposes of the Plan.

         12.2.    Effect of Adoption by a Controlled Group Member

                  A Controlled Group Member that adopts the Plan pursuant to an Instrument of Adoption will be deemed to be an Employer for all purposes hereunder. The Board of Directors may provide, in its discretion and by appropriate resolutions, that the Employees of such Controlled Group Member will receive credit for their employment with the Controlled Group Member prior to the date it became a Controlled Group Member for purposes of determining the eligibility of such Employees to participate in the Plan, the vested and nonforfeitable interest of such Employees in their benefits under the Plan and/or the amount of their benefits under the Plan, provided that such credit will be applied in a uniform and nondiscriminatory manner with respect to all such Employees.

         12.3.    Withdrawal of an Employer

                  Any Employer that adopts the Plan may elect separately to withdraw from the Plan and such withdrawal shall constitute a termination of the Plan as to such Employer. Any such withdrawal and termination shall be expressed in an instrument executed by the terminating Employer and filed with the Company, and shall (except as may otherwise be required by applicable law) become effective when so filed unless some other effective date is designated in such instrument and approved by the Company.

                                  ARTICLE XIII

                            TOP-HEAVY PLAN PROVISIONS

         13.1.    Definitions

                  For purposes of this Article, the following terms when used with initial capital letters, shall have the following respective meanings:

                  (a) Aggregation Group: Permissive Aggregation Group or Required Aggregation Group, as the context shall require.

                  (b) Annual Retirement Benefit: A benefit payable annually in the form of a single life annuity (with no ancillary benefits) beginning at a Participant's Normal Retirement Date.

                  (c) Compensation: Compensation as defined in Section 4.11(b) (subject to the limitations described in Section 2.12(b)).

                  (d) Defined Benefit Plan: A qualified plan as defined in Code Section 414(j).

                  (e) Defined Contribution Plan: A qualified plan as defined in Code Section 414(i).

                  (f) Determination Date: For any Plan Year, the last day of the immediately preceding Plan Year.

                  (g) Extra Top-Heavy Group: Effective prior to January 1, 2000, an Aggregation Group if, as of a Determination Date, the aggregate present value of accrued benefits for Key Employees in all plans in the Aggregation Group (whether Defined Benefit Plans or Defined Contribution Plans) is more than ninety percent (90%) of the aggregate present value of all accrued benefits for all employees in such plans.

                  (h)      Extra Top-Heavy Plan: See Section 13.3.

                  (i) Former Key Employee: A Non-Key Employee with respect to a Plan Year who was a Key Employee in a prior Plan Year. Such term shall also include his Beneficiary in the event of his death.

                  (j) Key Employee: Any Employee or former Employee who is or was a Participant and who, at any time during the current Plan Year or any of the preceding four (4) Plan Years, is (i) an officer of an Employer (limited to no more than fifty (50) Employees or, if lesser, the greater of three (3) Employees or ten percent (10%) of the Employees) with annual Compensation greater than fifty percent (50%) of the dollar amount in effect under Code
Section 415(b)(1)(A) for such Plan Year, (ii) one of the ten (10) Employees owning (or considered owning within the meaning of Code Section 318) the largest interests in an Employer and having annual Compensation exceeding the applicable dollar amount referred to in Code Section 415(b)(1)(A), (iii) a five percent (5%) owner (as such term is defined in Code Section 416(i)(1)(B)(i)), or (iv) a one percent (1%) owner (as such term is defined in Code Section 416(i)(1)(B)(ii)) with annual Compensation of more than One Hundred Fifty Thousand Dollars ($150,000). For purposes of Paragraph (ii) of this Subsection, if two Employees have the same interest in an Employer, the Employee having greater annual Compensation shall be treated as having a larger interest. The term "Key Employee" shall also include such Employee's Beneficiary in the event of his death. For purposes of this Subsection, "Compensation" has the meaning given such term by Code Section 414(q)(4).

                  (k) Non-Key Employee: Any Employee or former Employee who is or was a Participant and who is not a Key-Employee. Such term shall also include his Beneficiary in the event of his death.

                  (l) Permissive Aggregation Group: A group of qualified plans of an Employer consisting of the plans in the Required Aggregation Group, plus one (1) or more plans designated from time to time by the Committee that are not part of the Required Aggregation Group but that satisfy the requirements of Code Sections 401(a)(4) and 410 when considered with the Required Aggregation Group.

                  (m) Required Aggregation Group: The group of qualified plans of an Employer consisting of each plan in which a Key Employee participates, plus each other plan that enables a plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) and 410.

                  (n) Top-Heavy Accrued Benefit: A Participant's (including a Participant who has received a total distribution from this Plan) or a Beneficiary's accrued benefit under the Plan as of the valuation date coinciding with or immediately preceding the Determination Date, provided, however, that such accrued benefit shall include the aggregate distributions made to such Participant or Beneficiary during the five (5) consecutive Plan Years ending with the Plan Year that includes the Determination Date (including distributions under a terminated plan which if it had not been terminated would have been included in a Required Aggregation Group), and provided further that with respect to any Plan Year beginning after December 31, 1984, if an Employee or former Employee has not performed services for any Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date, any accrued benefit for such Employee or former Employee (and/or the accrued benefit of his Beneficiary) shall not be taken into account. Effective for Plan Years beginning after December 31, 1986 the accrued benefit of any Participant (other than a Key Employee) shall be determined (i) under the method which is used for accrual purposes for all plans of the Controlled Group, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C).

                  (o) Top-Heavy Group: An Aggregation Group if, as of a Determination Date, the aggregate present value of accrued benefits for Key Employees in all plans in the Aggregation Group (whether Defined Benefit Plans or Defined Contribution Plans) is more than sixty percent (60%) of the aggregate present value of accrued benefits for all employees in such plans.

                  (p)      Top-Heavy Plan: See Section 13.2.

         13.2.    Determination of Top-Heavy Status

                  (a) Except as provided by Subsection (b) of this Section, the Plan shall be a Top-Heavy Plan if, as of a Determination Date:

                           (1) the aggregate present value of Top-Heavy Accrued Benefits for Key Employees is more than sixty percent (60%) of the aggregate present value of Top-Heavy Accrued Benefits for all Employees, excluding for this purpose the aggregate present value of Top-Heavy Accrued Benefits of Former Key Employees; or

                           (2)      the Plan is included in a Required
         Aggregation Group that is a Top-Heavy Group.

                  (b) If the Plan is included in a Required Aggregation Group that is not a Top-Heavy Group, the Plan shall not be a Top-Heavy Plan notwithstanding the fact that the Plan would otherwise be a Top-Heavy Plan under Subsection (a) of this Section.

         13.3. Determination of Extra Top-Heavy Status Effective prior to January 1, 2000,

                  (a) Except as provided by Subsection (b) of this Section, the Plan shall be an Extra Top-Heavy Plan if, as of the Determination Date:

                           (1) the aggregate present value of Top-Heavy Accrued Benefits for Key Employees is more than ninety percent (90%) of the aggregate present value of Top-Heavy Accrued Benefits of all Employees, excluding for this purpose the aggregate Top-Heavy Accrued Benefits of Former Key Employees; or

                           (2) if the Plan is included in a Required Aggregation Group that is an Extra Top-Heavy Group.

                  (b) If the Plan is included in a Required Aggregation Group that is not an Extra Top-Heavy Group, the Plan shall not be an Extra Top-Heavy Plan notwithstanding the fact that the Plan would otherwise be an Extra Top-Heavy Plan under Subsection (a) of this Section.

         13.4.    Top-Heavy Plan Requirements

                  Notwithstanding any other provisions of the Plan to the contrary, if the Plan is a Top-Heavy Plan for any Plan Year beginning on or after January 1, 1984, the Plan shall then satisfy the following requirements for such Plan Year:

                  (a)      The minimum vesting requirements as set forth in
Section 13.5.

                  (b)      The minimum benefit requirements as set forth in
Section 13.6.

                  (c) Effective prior to January 1, 2000, the adjustment to maximum benefits and allocations as set forth in Section 13.7.

         13.5.    Minimum Vesting Requirement

                  If the Plan is a Top-Heavy Plan for any Plan Year beginning on or after January 1, 1984, each Employee who has completed at least two (2) Vesting Years of Service and who has been credited with an Hour of Service after the Plan becomes a Top-Heavy Plan shall have a nonforfeitable right to a percentage of his accrued benefit derived from Employer contributions determined under the following schedule:

Years of Service     The nonforfeitable percentage is
----------------     --------------------------------
   2                                20%
   3                                40
   4                                60
   5                                80
   6 or more                       100

The vesting schedule described in the immediately preceding sentence shall cease to be applicable when the Plan ceases to be a Top-Heavy Plan, provided that the Employer contributions that become nonforfeitable pursuant thereto before the Plan ceases to be a Top-Heavy Plan shall remain nonforfeitable and the change in the vesting schedule resulting from the inapplicability of the vesting schedule described in the immediately preceding sentence shall be subject to the provisions of Section 9.4.

         13.6.    Minimum Benefit Requirement

                  (a) Except as otherwise provided in Section 13.7 and 13.8, if the Plan is a Top-Heavy Plan for any Plan Year beginning on or after January 1, 1984, the accrued benefit derived from Employer contributions of each Participant who is a Non-Key Employee, when expressed as an Annual Retirement Benefit, shall be not less than the lesser of:

                           (1) two percent (2%) of the Participant's average Compensation for years in the testing period (as hereinafter defined) times his Vesting Years of Service; or

                           (2) twenty percent (20%) of the Participant's average Compensation for years in the testing period (as hereinafter defined).

                  (b) For purposes of this Section, Vesting Years of Service completed in a Plan Year beginning before January 1, 1984 and Vesting Years of Service during which a Plan Year ended for which the Plan was not a Top-Heavy Plan shall not be taken into account. For purposes of this Section, the testing period shall be the period of consecutive years (not exceeding five
(5)) during which the Participant had the greatest aggregate Compensation, provided that the following years shall not be included:

                           (1) years that are not included in Vesting Years of Service under this Section;

                           (2) years that end in a Plan Year beginning before January 1, 1984; and

                           (3) years that begin after the close of the last year in which the Plan was a Top-Heavy Plan or an Extra Top-Heavy Plan.

         13.7.    Adjustment to Maximum Benefits and Allocations

                  Effective prior to January 1, 2000, if the Plan is a Top-Heavy Plan for any Plan Year beginning on or after January 1, 1984, and if the Employer maintains a Defined Contribution Plan that could or does provide benefits to Participants in this Plan:

                  (a) If the Plan is not an Extra Top-Heavy Plan (but is a Top-Heavy Plan), then "three percent (3%)" shall be substituted for "two percent (2%)" in Subsection (1) of Section 13.6 and "twenty percent (20%)" in Subsection
(2) of Section 13.6 shall be increased by one percentage point for each year for which such Plan was taken into account under this Subsection.

                  (b) If the Plan is an Extra Top-Heavy Plan, then calculations under Subsections (a) and (b) of Section 4.10 shall be made by substituting "1.0" for "1.25" for each place such "1.25" figure appears, and calculations under Code Section 415(e)(6)(B)(i)(I) shall be made by substituting "$41,500" for "$51,875" for each place such "$51,875" amount appears.

         13.8.    Coordination With Other Plans

                  (a) In applying this Article, an Employer and all Controlled Group Members shall be treated as a single employer, and the qualified plans maintained by such single employer shall be taken into account.

                  (b) In the event that another Defined Contribution Plan or Defined Benefit Plan maintained by the Controlled Group provides contributions or benefits on behalf of Participants in this Plan, such other plan(s) shall be taken into account in determining whether this Plan satisfies
Section 13.4; and the minimum benefit required for a Non-Key Employee in this Plan under Section 13.4(c) will be reduced or eliminated in accordance with the requirements of Code Section 416 and the regulations thereunder, if the Employer maintains another qualified plan under which minimum contribution or benefit is made or accrued in whole or in part in respect of such other plan(s).

                  (c) Principles similar to those specifically applicable to this Plan under this Article, and in general as provided for in Code Section 416 and the regulations thereunder, shall be applied to the other plan(s) required to be taken into account under this Article in determining whether this Plan and such other plan(s) meet the requirements of such Code Section 416 and the regulations thereunder.

         13.9.    Certain Changes Effective January 1, 2002

                  (a) This Section 13.9 shall apply for purposes of determining whether the Plan is a top-heavy plan under Code Section 416(g) for Plan Years beginning on and after January 1, 2002, and whether the Plan satisfies the minimum benefits requirements of Code Section 416(c) for such Plan Years. This Section modifies the foregoing provisions Article XIII.

                  (b) The term "Key Employee" means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of an Employer having annual compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning on and after January 1, 2003), a 5% owner of an Employer, or a 1% owner of an Employer having annual compensation of more than $150,000. For this purpose, "annual compensation" means compensation within the meaning of Code Section 415(c)(3). The determination of who is a Key Employee shall be made in accordance with Code Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

                  (c) This Section 13.9(c) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the Determination Date.

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                           (1)      The present values of accrued benefits and
         the amounts of account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Code Section 416(g)(2) during the one-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "five-year period" for "one-year period."

                           (2) The accrued benefits and accounts of any individual who has not performed services for an Employer during the one-year period ending on the Determination Date shall not be taken into account.

                  (d) For purposes of satisfying the minimum benefit requirements of Code Section 416(c)(1) and the Plan, in determining years of service with an Employer, any service with an Employer shall be disregarded to the extent that such service occurs during a Plan Year in which the plan benefits (within the meaning of Code Section 410(b)) no Key Employee or Former Key Employee.

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                                  ARTICLE XIV

                         TRANSFERS OF EMPLOYMENT STATUS

The provisions of this Article XIV are effective as of January 1, 1999 unless expressly provided otherwise herein.

         14.1.    Transfer from Non-Exempt Status to Exempt Status

                  For purposes of a Non-Exempt Participant who transfers to exempt status and thereby becomes an Exempt Participant, such Exempt Participant's normal retirement benefit shall be calculated in accordance with Subsections 4.1(b)(i), 4.1(b)(ii) and 4.1(b)(iii) taking into account such Exempt Participant's total number of Years of Benefit Service earned while an Exempt Participant and a Non-Exempt Participant. Notwithstanding the previous sentence of this Section 14.1, such Exempt Participant's normal retirement benefit shall not be less than the benefit calculated in accordance with Subsection 4.1(b)(iv) or Subsection 4.1(b)(v) as of the date of transfer from non-exempt status to exempt status. For purposes of this Section 14.1, the normal retirement benefit calculated pursuant to Subsection 4.1(b)(iv) or Subsection 4.1(b)(v) shall be adjusted annually by the lesser of an interest rate equal to five percent (5%) or the interest rate set forth in Section 2.3(c).

         14.2.    Transfer from Exempt Status to Non-Exempt Status

                  (a) For purposes of an Exempt Participant who transfers to non-exempt status and thereby becomes a Non-Exempt Participant, such Non-Exempt Participant's early retirement benefit shall be calculated in accordance with Section 4.2(b)(iv) if at the time of transfer from exempt status to non-exempt status, such Non-Exempt Participant had attained age 50 and the sum of such Non-Exempt Participant's age plus Vesting Years of Service was equal to or greater than 75 at the time of transfer to non-exempt status.

                  (b) For purposes of an Exempt Participant who transfers to non-exempt status and thereby becomes a Non-Exempt Participant, such Non-Exempt Participant's early retirement benefit shall be calculated in accordance with Section 4.2(b)(iii) if at the time of transfer from exempt status to non-exempt status, such Non-Exempt Participant had not attained age 50 or the sum of such Non-Exempt Participant's age plus Vesting Years of Service was less than 75 at the time of transfer to non-exempt status.

         14.3.    Re-hire of Non-Exempt Participants on or after January 1, 2000

                  For purposes of a Participant who was first hired prior to January 1, 2000, who is rehired on or after January 1, 2000 as a Non-Exempt Participant (or who becomes a Non-Exempt Participant following his re-hire), and whose Benefit Years of Service shall include a Period of Service at least a portion of which was accrued prior to January 1, 2000, such Participant's normal retirement benefit for all service shall be calculated pursuant to Subsection 4.1(b)(iv). Any other Participant rehired on or after January 1, 2000 as a Non-Exempt Participant (or who becomes a Non-Exempt Participant following his re-hire), whether first hired either before January 1, 2000 or on or after January 1, 2000, shall have his normal retirement benefit for all service calculated pursuant to Subsection 4.1(b)(v).

         14.4.    Transfer from Non-Exempt Status to Union Status

                  (a) For purposes of a Non-Exempt Participant who was hired prior to January 1, 2000 and who transfers from non-exempt status to union status, such Non-Exempt Participant's normal retirement benefit shall be the greatest of the benefits calculated pursuant to Subsections 4.1(b)(i), 4.1(b)(ii), 4.1(b)(iii) or 4.1(b)(iv) as of the date of such Non-Exempt Participant's transfer from non-exempt status to union status. For purposes of this Section 14.4(a), the normal retirement benefit calculated pursuant to Subsection 4.1(b)(iv) shall be adjusted annually by the lesser of an interest rate equal to 5% or the interest rate set forth in Section 2.3(c).

                  (b) For purposes of a Non-Exempt Participant who was hired on or after January 1, 2000 and who transfers from non-exempt status to union status, such Non-Exempt Participant's normal retirement benefit shall be calculated pursuant to Subsection 4.1(b)(v) as of the date of such Non-Exempt Participant's transfer from non-exempt status to union status. For purposes of this Subsection 14.4(b), the normal retirement benefit calculated pursuant to Subsection 4.1(b)(v) shall be adjusted annually by the lesser of an interest rate equal to 5% or the interest rate set forth in Section 2.3(c).

         14.5.    Transfer from Exempt Status to Union Status

                  (a) For purposes of an Exempt Participant who transfers from exempt status to union status, such Exempt Participant's normal retirement benefit shall be the greatest of the benefits calculated pursuant to the terms of Sections 4.1(b)(i), 4.1(b)(ii) or 4.1(b)(iii) as of the date of such Exempt Participant's transfer from exempt status to union status.

                  (b) For purposes of an Exempt Participant who transfers from exempt status to union status, such Exempt Participant's early retirement benefit shall be calculated in accordance with Section 4.2(b)(iv) if at the time of transfer from exempt status to union status, such Exempt Participant has attained age 50 and if such Exempt Participant's age plus total Vesting Years of Service taking into account service during such Exempt Participant's exempt status and union status equals or is greater than 75.

                  (c) For purpose of an Exempt Participant who transfers from exempt status to union status, such Exempt Participant's early retirement benefit shall be calculated in accordance with Section 4.2(b)(iii) if at the time of transfer from exempt status to union status, such Exempt Participant had not attained age 50.

         14.6.    Transfer from Union Status to Non-Union Status

                  For purposes of a Participant who transfers from union status to non-union status, such Participant's normal retirement benefit shall be the greater of:

                  (a) The benefit determined under the terms of this Plan based on age, Years of Benefit Service, Average Annual Compensation and Final Average Annual Compensation for the Participant's period of service after the Participant transferred from union status to non-union status; or

                  (b)      (1)      The benefit determined under the terms of
this Plan based on age, Years of Benefit Service, Average Annual Compensation and Final Average Annual Compensation for the Participant's total service during such Participant's union status and non-union status; reduced by

                           (2) The benefit (payable at age 65) determined under the terms of any defined benefit pension plan to which the Participant's Employer contributed pursuant to a collective bargaining agreement covering such Participant.

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                                    EXHIBIT A

                       Employers Pursuant to Section 2.22

                             As of December 11, 2003

Roadway LLC

Roadway Reverse Logistics, Inc. (previously known as REXSIS)

Roadway Express, Inc.